SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. [ 1 ] (File No. 333-112408)

[ ] Post-Effective Amendment No. [   ]

(Check Appropriate Box or Boxes)

                             AXP Growth Series, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (612) 330-9283
-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

       901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                  Leslie L. Ogg - 901 Marquette Avenue South,
-------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

        Suite 2810,                     Minneapolis       MN          55402-3268
-------------------------------------------------------------------------------
     (Number and Street)                 (City)         (State)       (Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered:              Common Stock

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

This Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933.

                            AMERICAN EXPRESS(R) FUNDS

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS


                             To be held June 9, 2004


                      AXP(R) Market Advantage Series, Inc.
                          - AXP(R) Blue Chip Advantage Fund

                      AXP(R) Growth Series, Inc.
                          - AXP(R) Research Opportunities Fund


AXP Blue Chip Advantage Fund ("Blue Chip") and AXP Research Opportunities Fund ("Research Opportunities") (individually a "Selling Fund" and together the "Selling Funds") will hold a special shareholders' meeting at 1:00 p.m. on June 9, 2004, at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN. This will be a joint meeting for each of the funds listed above. At the meeting, shareholders will consider the following:


o A proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between each Selling Fund and AXP Large Cap Equity Fund ("Large Cap Equity" or the "Buying Fund"). Under this Agreement, the Selling Fund will transfer all of its assets attributable to Classes A, B, C and Y to the Buying Fund in exchange for corresponding Class A, B, C and Y shares of the Buying Fund. These shares will be distributed proportionately to you and the other shareholders of the Selling Fund. The Buying Fund will assume the Selling Fund's liabilities.


Please take a few minutes to read the proxy statement. It discusses the proposal in more detail. If you were a shareholder on April 10, 2004, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (866) 270-3133. It is important that you vote. The Board of Directors (the "Board") recommends that you vote FOR the proposal. This proxy statement was first mailed to shareholders the week of April 12, 2004.


                           By order of the Board of Directors


                           Leslie L. Ogg, Secretary
                           April 10, 2004


--------------------------------------------------------------------------------
1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

                      COMBINED PROXY STATEMENT/PROSPECTUS


                                   Dated April 10, 2004

This document is a proxy statement for Blue Chip and Research Opportunities and a prospectus for Large Cap Equity (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposal. Please read it carefully and keep it for future reference. The address of each of the Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for each of the Funds is (612) 330-9283.

The following information describes the proposed reorganization of each Selling Fund into the Buying Fund (the "Reorganization"). Each Reorganization is a separate transaction. Implementation of one Reorganization is not contingent upon approval of the other Reorganization. Shareholders vote separately with respect to each Selling Fund and the proposed Reorganization will be effective as to a particular Selling Fund only if shareholders approve the proposal for that Fund.


How the Reorganization Will Work

o The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

o The Buying Fund will issue shares of Classes A, B, C and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund. You will not pay any sales charge in connection with this distribution of shares.

Fund Investment Objectives

The investment objective for each of the Funds is as follows:

     Selling Fund
         Blue Chip: Long-term total return exceeding that of the  U.S. stock market.
         Research Opportunities: Long term capital growth.

     Buying Fund
         Large Cap Equity: Long term growth of capital.

Please note that the Buying Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its goal. As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Where to Get More Information

The Buying Fund

Most recent prospectus, dated Sept.   Accompanying, and incorporated by
29, 2003.                             reference into, this proxy
                                      statement/prospectus.
------------------------------------- ---------------------------------------


Most recent annual report, for the    Incorporated by reference into this
period ended July 31, 2003 and most   proxy statement/prospectus. For a
recent semiannual report, for the     copy at no charge, call toll-free
period ended  Jan. 31, 2004.          (800) 862-7919 or write to the
                                      address at the bottom of this table.
------------------------------------- ---------------------------------------


The Selling Fund


Blue Chip's most recent prospectus,   Incorporated by reference into this
dated March 31, 2004. Research        proxy statement/prospectus. For a
Opportunities' most recent            copy at no charge, call toll-free
prospectus, dated  Sept. 29, 2003,    (800) 862-7919 or write to the
as supplemented.                      address at the bottom of  this table.
------------------------------------- ---------------------------------------
Blue Chip's most recent annual        Incorporated by reference into this
report, for the period ended  Jan.    proxy statement/prospectus. For a
31, 2004.  Research Opportunities'    copy at no charge, call toll-free
most recent annual report for the     (800) 862-7919 or write to the
period ended July 31, 2003, and the   address at the bottom of  this table.
most recent semiannual report for
the period ended Jan. 31, 2004.
------------------------------------- ---------------------------------------


This Proxy Statement/Prospectus

Statement of Additional Information   Incorporated by reference into this
dated the same date as this proxy     proxy statement/prospectus. For a
statement/prospectus. This document   copy at no charge, call toll-free
contains information about both the   (866) 270-3133 or write to the
Selling Fund and the Buying Fund.     address at the bottom of this table.
------------------------------------- ---------------------------------------
To ask questions about this proxy     Call toll-free (866) 270-3133 or
statement/prospectus.                 write to: American Express Client
                                      Service Corporation 70100 AXP
                                      Financial Center, Minneapolis, MN
                                      55474.
------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

TABLE OF CONTENTS

                                                                            Page


Section A -- Approve or Reject the Agreement  and Plan of Reorganization    6

    Summary                                                                 6

       How the Reorganization Will Work                                     6

       Comparison of the Selling Fund and the Buying Fund                   6

       Risk Factors                                                         9

       Tax Consequences                                                    11

    Fees and Expenses                                                      11

    The Reorganization                                                     16

       Terms of the Reorganization                                         16

       Conditions to Closing the Reorganization                            16

       Termination of the Agreement                                        17

       Tax Status of the Reorganization                                    17

       Reasons for the Proposed Reorganization and Board Deliberations     19

       Boards' Determinations                                              21

       Recommendation and Vote Required                                    21

Section B -- Proxy Voting and Shareholder Meeting Information              22

Section C -- Capitalization and Ownership of Fund Shares                   24


Exhibits

A. Form of Agreement and Plan of Reorganization.                          A.1

B. Minnesota Business Corporation Act Sections 302A.471 and 302A.473.     B.1

C. Management's Discussion of the Buying Fund.                            C.1

D. Most Recent Buying Fund Prospectus.                                    D.1

--------------------------------------------------------------------------------
5   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

SECTION A -- APPROVE OR REJECT THE AGREEMENT  AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Board of the Selling Fund to solicit proxies to vote at a special meeting of shareholders. The purpose of the meeting is to consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into the Buying Fund.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary.

How the Reorganization Will Work

o The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

o The Buying Fund will issue shares of Classes A, B, C and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund. If you already have a Buying Fund account, shares distributed in the Reorganization will be added to that account.

o Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

o After the Reorganization is completed, current Selling Fund shareholders will be shareholders of the Buying Fund. The Selling Fund will be terminated.

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

o Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

o Have American Express Financial Corporation ("AEFC") as an investment adviser.

o Have the same policies for buying and selling shares and the same exchange rights.

o Have the same distribution policies, although Blue Chip makes distributions quarterly and the Buying Fund makes distributions annually.

o Have different classes of shares: Classes A, B, C and Y. The Buying Fund also has Class I shares.

--------------------------------------------------------------------------------
6   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Comparison of Investment Objectives

The investment objectives for the funds are as follows:

     Selling Fund
         Blue Chip: Long-term total return exceeding that of the  U.S. stock market.
         Research Opportunities: Long term capital growth.

     Buying Fund
         Large Cap Equity: Long term growth of capital.

Comparison of Investment Strategies


Blue Chip: Under normal market conditions, at least 80% of the Fund's net assets are invested in blue chip stocks. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. A common measure of blue chip stocks is the S&P 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged market index used to measure the total return of the U.S. stock market (the Fund may change this market index from time to time). While the Fund invests in stocks included in the S&P 500 Index, it is not an index fund. It may own companies not included in the index, and its results will likely differ from the index.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o    Identifying companies with:

     o   attractive valuations,

     o   financial strength,

     o   strong, sustainable earnings growth, and

     o   improving growth dynamics.

o    Buying a diversified portfolio of securities.

o Buying equity securities not included in the S&P 500 Index if those securities meet the standards described above.

Research Opportunities: The Fund invests primarily in securities of companies included in the S&P 500 Index. At Feb. 27, 2004, the market capitalization range of the Index was between $867 million and $326.5 billion. The Fund invests in those securities that are believed to offer the potential for long-term growth using a proprietary research rating system.



--------------------------------------------------------------------------------
7   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Utilizing a proprietary research rating system that AEFC has developed to rate securities on a daily basis based on each company's merits, the stock's relative attractiveness, and its industry grouping(s).

o    Focusing on fundamental analysis to identify companies with:

     o   effective management,

     o   financial strength,

     o   competitive market and industry position, and

     o   growth potential.

o Buying those securities that AEFC's research analysts believe offer the greatest potential for long-term growth.

o    Aligning the Fund's sector weightings with those of the S&P 500 Index.

Large Cap Equity: Under normal market conditions, at least 80% of the fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o    Identifying companies with:

     o   attractive valuations, and

     o   the potential for earnings growth.

o Identifying securities that AEFC believes have good potential for capital appreciation.

o Evaluating opportunities and risks by reviewing interest rates and economic forecasts.

o Buying a diversified portfolio of securities. AEFC may weight certain sectors more heavily than others based on its expectations about growth and market trends.

While all three funds use a similar selection process, Research Opportunities uses a proprietary research rating system as the basis for investment selection. The other funds do not rely as heavily on the rating system.

While the investments made by the Funds are similar, shareholders should be aware that the Buying Fund's investment strategies are not focused on an index. Unlike the Selling Funds, whether a security is included in the S&P 500 Index is not a principal factor in determining whether the Buying Fund purchases or sells the security.


--------------------------------------------------------------------------------
8   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

All Funds:

o Unusual Market Conditions. During weak or declining markets, each of the Funds may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees and expenses.

o Other Strategies. For each of the Funds, the investment adviser may invest in other securities and may employ other investment strategies that are not principal investment strategies. Each of the Funds may invest in money market securities and may use derivative instruments, such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions, and to increase flexibility. In addition Large Cap Equity and Research Opportunities may invest in debt securities and foreign securities.

Comparison of Fundamental Policies


The fundamental policies of Research Opportunities permit concentration in either or both the energy or utilities industries. Large Cap Equity's policies do not permit concentration. Each of the Funds has a policy prohibiting the purchase of more than 10% of the outstanding voting securities of an issuer. Large Cap Equity's policy provides that up to 25% of the Fund's assets may be invested without regard to the 10% limitation. Blue Chip and Research Opportunities each has a policy prohibiting the making of loans to affiliates. Even though this is not stated as a fundamental policy of Large Cap Equity, the Fund is nonetheless subject to that restriction under the provisions of the 1940 Act. Similarly, Large Cap Equity has a policy prohibiting the issuing of senior securities, except as permitted under the 1940 Act. Even though this is not stated as a fundamental policy of Blue Chip or Research Opportunities, the Funds are nonetheless subject to that restriction under the provisions of the 1940 Act. If shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental investment policies of the Buying Fund. AEFC does not believe that the differences between the fundamental investment policies will result in any material difference in the way the Funds are managed.


Risk Factors

The principal risks associated with an investment in the Fund are shown below.


                                              Research            Large Cap
Risk                         Blue Chip      Opportunities          Equity
Market Risk                     x                 x                 x
Issuer Risk                     x                 x                 x
Style Risk                      x                 x                 x
Concentration Risk              x


--------------------------------------------------------------------------------
9   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o Market Risk. The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

o Issuer Risk. The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decision, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

o Style Risk -- Blue Chip. The objective of the Fund is to provide shareholders with a long-term return exceeding that of the U.S. stock market. Currently, the S&P 500 Index is the market index used to measure total return of the U.S. stock market. However, unlike the unmanaged index, the Fund's performance is affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the Fund, stock selection, sector weightings, and other such factors. As a result, once these factors are accounted for, the Fund may underperform the market index.

o Style Risk -- Research Opportunities. The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline significantly and quickly.


o Style Risk -- Large Cap Equity. The Fund's management strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in small or medium capitalization stocks. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

o Sector/Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).


--------------------------------------------------------------------------------
10   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Performance

Performance information for Class A shares of the Funds is shown below.

Table A-1

Average Annual Total Returns As of Dec. 31, 2003(a)


                                                                              Since         Inception
Fund                          1 year        5 years       10 years          inception          date
Blue Chip                      20.04%        (3.90%)        7.88%              --                  --
Research Opportunities         16.82%        (4.99%)          --             3.70%          8/19/1996
Large Cap Equity               20.24%            --           --            (2.97%)         3/28/2002

(a) Returns include the 5.75% Class A sales charges.


Tax Consequences

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a result of the Reorganization, and the tax basis of the shares received by the Selling Fund's shareholders is expected to be the same in the aggregate as the tax basis of the shareholder's Selling Fund shares. At any time prior to the consummation of the Reorganization, a shareholder may redeem shares. This would likely result in recognition of gain or loss to these shareholders for federal income tax purposes.


A portion of the portfolio assets of the Selling Fund have been and may continue to be sold prior to the Reorganization in connection with a change in the Selling Fund's portfolio manager. The actual tax impact of those sales will depend on the difference between the price at which the portfolio assets were or are sold and the Selling Fund's basis in the assets. Any capital gains recognized in these sales on a net basis will be distributed to the Selling Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and the distributions will be taxable to shareholders.


For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year. If

--------------------------------------------------------------------------------
11   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT
shareholders of Blue Chip approve the Reorganization, AEFC has agreed to waive ..05% of Buying Fund management fees for a period of one year. This waiver is reflected in the pro forma tables shown below.


Table A-2

Actual and Pro Forma Fund Expenses For the Most Recent Fiscal Year

Shareholder Fees (fees paid directly from your investment)

                                                    Class A     Class B      Class C       Class Y
Maximum sales charge (load) imposed on
purchases(a) as a percentage of offering price       5.75%       none         none          none

Maximum deferred sales charge (load) imposed
on sales (as a percentage of offering price at
time of purchase)                                    none(b)      5%          1%(c)         none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:


Blue Chip                          Class A   Class B    Class C   Class Y
Management fees(e)                  0.48%     0.48%      0.48%     0.48%
Distribution (12b-1) fees           0.25%     1.00%      1.00%     0.00%
Other expenses(h)                   0.33%     0.35%      0.36%     0.41%
Total                               1.06%     1.83%      1.84%     0.89%


Research Opportunities
Management fees(f)                  0.58%     0.58%      0.58%     0.58%
Distribution (12b-1) fees           0.25%     1.00%      1.00%     0.00%
Other expenses(h)                   0.52%     0.53%      0.53%     0.60%
Total                               1.35%     2.11%      2.11%     1.18%

Large Cap Equity
Management fees(g)                  0.61%     0.61%      0.61%     0.61%
Distribution (12b-1) fees           0.25%     1.00%      1.00%     0.00%
Other expenses(h)                   0.99%     1.00%      1.00%     1.06%
Total                               1.85%     2.61%      2.61%     1.67%
Fee waiver/expense reimbursement    0.60%     0.60%      0.60%     0.60%
Net expenses                        1.25%     2.01%      2.01%     1.07%

Large Cap Equity - Pro Forma with Blue Chip
Management fees(g)                  0.60%     0.60%      0.60%     0.60%
Distribution (12b-1) fees           0.25%     1.00%      1.00%     0.00%
Other expenses(h)                   0.38%     0.39%      0.41%     0.45%
Total                               1.23%     1.99%      2.01%     1.05%
Fee waiver/expense reimbursement    0.05%     0.05%      0.05%     0.05%
Net expenses(i)                     1.18%     1.94%      1.96%     1.00%


See accompanying notes to annual fund operating expenses.


--------------------------------------------------------------------------------
12   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:

                                   Class A   Class B    Class C   Class Y

Large Cap Equity - Pro Forma with Research Opportunities
Management fees(g)                  0.61%     0.61%      0.61%     0.61%
Distribution (12b-1) fees           0.25%     1.00%      1.00%     0.00%
Other expenses(h)                   0.60%     0.61%      0.61%     0.67%
Total                               1.46%     2.22%      2.22%     1.28%
Fee waiver/expense reimbursement    0.21%     0.21%      0.21%     0.21%
Net expenses                        1.25%     2.01%      2.01%     1.07%

Large Cap Equity - Pro Forma with Research Opportunities and Blue Chip
Management fees(g)                  0.60%     0.60%      0.60%     0.60%
Distribution (12b-1) fees           0.25%     1.00%      1.00%     0.00%
Other expenses(h)                   0.40%     0.41%      0.43%     0.47%
Total                               1.25%     2.01%      2.03%     1.07%
Fee waiver/expense reimbursement    0.05%     0.05%      0.05%     0.05%
Net expenses(i)                     1.20%     1.96%      1.98%     1.02%


Notes to annual fund operating expenses

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds.

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses are based on estimated amounts for the current fiscal year. For Research Opportunities, AEFC has agreed to waive certain fees and to absorb certain expenses until July 31, 2004. Under this agreement, total expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.18% for Class Y. Research Opportunities is a feeder fund that is part of a master/feeder structure. For Research Opportunities, both in this table and the following example, fund operating expenses include expenses charged by both the Fund and its Master Portfolio. For Large Cap Equity, AEFC has agreed to waive certain fees and to absorb certain expenses until July 31, 2004. Under this agreement, total expenses will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y.


(e) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.004% for Blue Chip.


(f) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for Research Opportunities.

(g) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.01% for Large Cap Equity.

(h) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.


(i) Includes the impact of the .05% management fee waiver that AEFC has agreed to put in place following Blue Chip shareholder approval of the Reorganization through July 31, 2005.


--------------------------------------------------------------------------------
13   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Example: These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated under the current arrangements and if the proposed reorganization had been in effect.

Fund                              1 year    3 years    5 years  10 years


Blue Chip
Class A(a)                        $677       $893    $1,127     $1,799
Class B                           $586(b)    $876(b) $1,091(b)  $1,950(c)
Class C                           $187       $579    $  996     $2,164
Class Y                           $ 91       $284    $  494     $1,100


Research Opportunities
Class A(a)                        $705       $978    $1,273     $2,110
Class B                           $614(b)    $961(b) $1,235(b)  $2,252(c)
Class C                           $214       $661    $1,135     $2,446
Class Y                           $120       $375    $  650     $1,437

Large Cap Equity
Class A(a)                        $695     $1,069    $1,467     $2,578
Class B                           $604(b)  $1,055(b) $1,433(b)  $2,718(c)
Class C                           $204     $  755    $1,333     $2,904
Class Y                           $109     $  468    $  852     $1,931

Large Cap Equity - Pro Forma with Blue Chip(d)
Class A(a)                        $688       $938    $1,208     $1,979
Class B                           $597(b)    $920(b) $1,169(b)  $2,121(c)
Class C                           $199       $626    $1,079     $2,338
Class Y                           $102       $329    $  575     $1,283


Large Cap Equity - Pro Forma with Research Opportunities
Class A(a)                        $695       $991    $1,309     $2,209
Class B                           $604(b)    $974(b) $1,272(b)  $2,350(c)
Class C                           $204       $674    $1,172     $2,543
Class Y                           $109       $385    $  683     $1,532


Large Cap Equity - Pro Forma with Research Opportunities and Blue Chip(d)
Class A(a)                        $690       $944    $1,218     $2,000
Class B                           $599(b)    $926(b) $1,179(b)  $2,142(c)
Class C                           $201       $632    $1,089     $2,359
Class Y                           $104       $336    $  286     $1,306

(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(d)  Includes the additional .05% management fee waiver in year 1 only.

--------------------------------------------------------------------------------
14   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

You would pay the following expenses if you did not redeem your shares.

Fund                              1 year    3 years    5 years  10 years


Blue Chip
Class A(a)                        $677       $893    $1,127     $1,799
Class B                           $186       $576    $  991     $1,950(b)
Class C                           $187       $579    $  996     $2,164
Class Y                           $ 91       $284    $  494     $1,100


Research Opportunities
Class A(a)                        $705       $978    $1,273     $2,110
Class B                           $214       $661    $1,135     $2,252(b)
Class C                           $214       $661    $1,135     $2,446
Class Y                           $120       $375    $  650     $1,437

Large Cap Equity
Class A(a)                        $695     $1,069    $1,467     $2,578
Class B                           $204     $  755    $1,333     $2,718(b)
Class C                           $204     $  755    $1,333     $2,904
Class Y                           $109     $  468    $  852     $1,931

Large Cap Equity - Pro Forma with Blue Chip(c)
Class A(a)                        $688       $938    $1,208     $1,979
Class B                           $197       $620    $1,069     $2,121(b)
Class C                           $199       $626    $1,079     $2,338
Class Y                           $102       $329    $  575     $1,283


Large Cap Equity - Pro Forma with Research Opportunities(c)
Class A(a)                        $695       $991    $1,309     $2,209
Class B                           $204       $674    $1,172     $2,350(b)
Class C                           $204       $674    $1,172     $2,543
Class Y                           $109       $385    $  683     $1,532


Large Cap Equity - Pro Forma with Research Opportunities and Blue Chip(c)
Class A(a)                        $690       $944    $1,218     $2,000
Class B                           $199       $626    $1,079     $2,142(b)
Class C                           $201       $632    $1,089     $2,359
Class Y                           $104       $336    $  286     $1,306

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(c)  Includes the additional .05% management fee waiver in year 1 only.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
15   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

THE REORGANIZATION

Terms of the Reorganization

The Board has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

o The Reorganization is scheduled to occur on the first day that the NYSE is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.

o The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's stated liabilities.

o The Buying Fund will issue Class A, B, C and Y shares to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C and Y that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders in proportion to their holdings in the Selling Fund. As a result, shareholders of the Selling Fund will become Class A, B, C or Y shareholders of the Buying Fund.

o Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

o The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

o    After the Reorganization, the Selling Fund will be terminated.

Conditions to Closing the Reorganization

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

o The Selling Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders of the Fund for the taxable years ending at or prior to the closing.

o The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

o A registration statement on Form N-14 will have been filed with the SEC and declared effective.

o    The shareholders of the Selling Fund will have approved the Agreement.

o The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will result in no gain or loss being recognized by any shareholder.

--------------------------------------------------------------------------------
16   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Selling Fund or the Buying Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the directors, officers or shareholders of the Selling Fund or of the Buying Fund.

Tax Status of the Reorganization

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"):

o The transfer of the Selling Fund's assets to the Buying Fund in exchange for Class A, B, C and Y shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those Class A, B, C and Y shares to the Selling Fund's shareholders and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

o Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of Class A, B, C and Y shares of the Buying Fund to Selling Fund shareholders in liquidation.

o Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Class A, B, C or Y shares of the Selling Fund solely for Buying Fund Class A, B, C or Y shares as part of the Reorganization.

o Under Section 358 of the Code, the aggregate basis of the Class A, B, C or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Class A, B, C or Y shares of the Selling Fund exchanged therefore.

o Under Section 1223(1) of the Code, the tax holding period for the Class A, B, C or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will include the period for which he or she held the Class A, B, C or Y shares of the Selling Fund exchanged therefore, provided that on the date of the exchange he or she held such Selling Fund shares as capital assets.

--------------------------------------------------------------------------------
17   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's Class A, B, C and Y shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

o Under Section 362(b) of the Code, the basis in the hands of the Buying Fund of the assets of the Selling Fund transferred to the Buying Fund will be, in each instance, the same as the basis of those assets in the hands of the Selling Fund immediately prior to the transfer.

o Under Section 1223(2) of the Code, the tax holding period of the assets of the Selling Fund in the hands of the Buying Fund will include periods during which such assets were held by the Selling Fund.

o The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Prior to the closing of the Reorganization, the Selling Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforward), if any, that have not been previously distributed to shareholders. These distributions will be taxable to shareholders.


A fund's ability to carry forward capital losses and use them to offset future gains may be limited. First, one fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) can not be used to offset unrealized gains in another fund that are "built in" at the time of the reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Second, a portion of a fund's pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after a reorganization and thus will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such reorganization. Therefore, in certain circumstances, former shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had a reorganization not occurred.

As of Feb. 29, 2004, Blue Chip Advantage Fund had non-de minimis built-in gains of approximately $49 million, Research Opportunities Fund had non-de minimis built-in gains of approximately $15 million, and Large Cap Equity Fund had non-de minimis built-in gains of approximately $19 million. If the Reorganizations had occurred on that date, each of Blue Chip Advantage Fund's built-in gains and Research Opportunities Fund's built-in gains could have been fully offset by its own pre-acquisition losses (of approximately


--------------------------------------------------------------------------------
18   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

$966 million and $260 million, respectively), but Large Cap Equity Fund had no pre-acquisition losses available to offset its own built-in gains. Because of this and because the remaining pre-acquisition losses of the other Funds could not have been used to offset Large Cap Equity's built-in gains, the combined Fund could have been required to make a capital gain distribution as early as its taxable year including the Reorganizations.

As just noted, as of Feb. 29, 2004, Blue Chip Advantage Fund had approximately $966 million of pre-acquisition losses, and Research Opportunities Fund had approximately $260 million of pre-acquisition losses. If the Reorganizations had occurred on that date, a significant portion of Research Opportunities Fund's pre-acquisition losses would have become unavailable for use by the combined Fund. In addition, although Blue Chip Advantage Fund's pre-acquisition losses would have continued to be available for use by the combined Fund, the potential tax benefit of those pre-acquisition losses would have been spread among a broader group of shareholders than would have been the case absent the Reorganization.

The realized and unrealized gains and losses of each Fund at the time of the Reorganizations will determine the extent to which the combining Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganizations, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganizations.


This description of the federal income tax consequences of the Reorganization does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Reasons for the Proposed Reorganization and Board Deliberations

The Board believes that the proposed Reorganization will be advantageous to Selling Fund shareholders for several reasons. The Board considered the following matters, among others, in approving the Reorganization.

o Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

o Tax Consequences. The Board considered the tax-free nature of the Reorganization.

o Continuity of Investment. The Board took into account the fact that, following the Reorganization, shareholders of the Selling Fund will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.


--------------------------------------------------------------------------------
19   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o Expense Ratios. The Board considered the relative expenses of the Funds. For Research Opportunities following the Reorganization, the expense ratio for the Buying Fund is expected to be lower than the expense ratio of
     Research Opportunities. Thus, Research Opportunities shareholders are expected to experience lower per share fixed costs by holding shares of the Buying Fund than they would if they continued to hold shares in Research Opportunities. For Blue Chip, as of the end of each Fund's most recent fiscal year, the expense ratios for the Buying Fund were higher than the expense ratios for Blue Chip. For example, Blue Chip's expense ratio for Class A shares as of Jan. 31, 2004, its most recent fiscal year end, was 1.06%. The Buying Fund's expense ratio for Class A shares as of July 31, 2003, its most recent fiscal year end, was capped at 1.25%. However, these numbers show expenses in the past and do not necessarily reflect the future. Therefore, for Blue Chip, the Board considered several factors. First, Blue Chip is experiencing significant net outflows, which under normal market conditions will cause Fund assets to shrink, and cause expense ratios to rise. On the other hand, following the Reorganization, the Buying Fund will experience significant economies of scale and its expense ratio is expected to fall as a result of the Reorganization.
     Second, the Board considered a commitment by AEFC to waive part of the Buying Fund's management fee for one year following a Reorganization of Blue Chip into the Buying Fund. AEFC believes it appropriate to avoid increases in the fees paid by Blue Chip shareholders as a result of the Reorganization. Since it will not be possible after the fact to track the fees and expenses that Blue Chip shareholders would have paid in the absence of a Reorganization, AEFC presented pro-forma projections to the Board, projecting that a fee waiver equal to .05% of assets will be sufficient to ensure that total expense ratios (before adjustment for performance fees) for the Buying Fund will be less than or equal to the total expense ratios for Blue Chip if no Reorganization had occurred. Third, for future time periods greater than one year past the Reorganization date, AEFC pro-forma projections indicate that the Buying Fund's expense ratio will be less than the projected expense ratios for Blue Chip if no Reorganization had occurred.


o Economies of Scale. The Board considered the advantage of combining Funds that share similar investment objectives, styles and holdings. The Board believes that by combining the Funds, the shareholders continue to have available to them a Fund with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Expenses such as audit expenses and accounting expenses that are charged on a per fund basis will be reduced.

--------------------------------------------------------------------------------
20   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

o Costs. The Board considered the fact that AEFC has agreed to bear all solicitation expenses in order to achieve shareholder approval of the Reorganization and to bear any other costs of effecting the Reorganization.

o Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current shareholders.

o Performance. The Board considered the relative performance records of the funds.

o Potential Benefits to AEFC and its Affiliates. The Board also considered the potential benefits from the Reorganization that could be realized by AEFC and its affiliates. The Board recognized that the potential benefits to AEFC consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. For Research Opportunities, AEFC also will benefit to the extent it no longer waives its fees. The Board also noted, however, that shareholders of the Selling Fund will benefit directly from any decrease in overall operating expense ratios resulting from the proposed Reorganization.

Boards' Determinations

After considering the factors described above and other relevant information, at a meeting held on Jan. 7-8, 2004, the Selling Fund Board members, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Board of Directors of the Buying Fund approved the Agreement at a meeting held on Jan. 7-8, 2004. The Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Buying Fund and that the interests of existing shareholders of the Buying Fund will not be diluted as a result of the Reorganization.

Recommendation and Vote Required

The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the Board will consider what further action should be taken.


--------------------------------------------------------------------------------
21   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. You are entitled to vote based on your total dollar interest in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

If your shares are held in an IRA account, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as other fund shareholders have voted.

Master/Feeder Funds. Research Opportunities currently is part of a master/feeder structure. The feeder fund seeks its investment objective by investing its assets in a master fund with the same policies. The master fund invests in and manages the securities. Immediately prior to the Reorganization, the Board intends to withdraw the Fund's assets from the master fund.

Revoking Your Proxy. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

Joint Proxy Statement/Simultaneous Meetings. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each Selling Fund. The meetings will be held simultaneously with each proposal being voted on separately by shareholders of a Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.


--------------------------------------------------------------------------------
22   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Solicitation of Proxies. The Board is asking for your vote and for you to vote as promptly as possible. AEFC will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.

Shareholder Proposals. No proposals were received from shareholders. The Funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

Dissenters' Right of Appraisal. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit B.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Adjournment. In the event that not enough votes in favor of the proposal are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposal. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposal. They will vote against any adjournment those shares that have voted against the proposal. AEFC will pay the costs of any additional solicitation and of any adjourned meeting.


--------------------------------------------------------------------------------
23   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

SECTION C -- CAPITALIZATION AND  OWNERSHIP OF FUND SHARES

Capitalization

The following table shows the capitalization of the Funds as of Feb. 29, 2004 and on a pro forma basis, assuming the proposed Reorganization had taken place.

Table C-1

Capitalization

                                                Net asset value     Shares
Fund                                Net assets      per share     outstanding


Blue Chip
Class A                         $  902,842,535          $7.93    113,807,995
Class B                            562,358,472           7.71     72,938,385
Class C                              4,651,060           7.69        604,976
Class Y                             99,604,485           7.95     12,527,041

Research Opportunities
Class A                            141,177,796           4.68     30,187,616
Class B                             87,756,278           4.39     20,005,042
Class C                                302,403           4.39         68,875
Class Y                                  1,420           4.73            300

Large Cap Equity
Class A                            228,445,462           5.01     45,606,874
Class B                             94,565,698           4.94     19,147,931
Class C                              5,860,527           4.95      1,184,297
Class Y                                 96,312           5.03         19,156

Large Cap Equity - Pro Forma with Blue Chip
Class A                          1,131,287,997           5.01    225,814,965
Class B                            656,924,170           4.94    132,985,678
Class C                             10,511,587           4.95      2,123,905
Class Y                             99,700,797           5.03     19,821,240

Large Cap Equity - Pro Forma with Research Opportunities
Class A                            369,623,258           5.01     73,786,075
Class B                            182,321,976           4.94     36,912,360
Class C                              6,162,930           4.95      1,245,389
Class Y                                 97,732           5.03         19,438

Large Cap Equity - Pro Forma with Research Opportunities and Blue Chip
Class A                          1,272,465,793           5.01    253,994,166
Class B                            744,680,448           4.94    150,750,107
Class C                             10,813,990           4.95      2,184,997
Class Y                             99,702,217           5.03     19,821,523


--------------------------------------------------------------------------------
24   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Ownership of Fund Shares

The following table provides information on shareholders who owned more than 5% of the Fund's outstanding shares as of Feb. 29, 2004. As of Feb. 29, 2004, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Table C-2


Ownership of Fund Shares

                                                 Percent     Percent of shares
                                                 of shares     held following
Fund                            5% owners          held     the reorganization

Blue Chip
Class A                           None               --             --
Class B                           None               --             --
Class C                           None               --             --
Class Y                            (1)               91%            91%

Research Opportunities
Class A                           None               --             --
Class B                           None               --             --
Class C                            (2)               29%             1%
Class Y                            (3)              100%             1%

Large Cap Equity
Class A                            (4)               20%             4%
Class B                           None               --             --
Class C                           None               --             --
Class Y                            (5)              100%             *

(1)  American Express Financial Advisors Inc. owns of record 90.63%.

(2) Shirley Ann Balliett, San Diego CA, owns 13.68%. Rita M. La Fond, Mishicot WI, owns 8.00%. Michael C. Farah Trust and the Katrina L. Farah Trust, Bloomfield MI, own 7.02%.

(3)  American Express Financial Corporation, Minneapolis MN, owns 99.97%.

(4)  Charles Schwab & Co Inc., a brokerage firm, owns of record 19.54%.

(5) Charles Schwab & Co Inc., a brokerage firm, owns of record 89.56%. American Express Financial Corporation, Minneapolis, MN, owns 10.44%.

*  Less than 1%.


--------------------------------------------------------------------------------
25   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Exhibit A

Form of Agreement and Plan of Reorganization

This Agreement and Plan of Reorganization dated as of Jan. 8, 2004 (the "Agreement") is between AXP Market Advantage Series, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, AXP Blue Chip Advantage Fund (the "Selling Fund"), and AXP Growth Series, Inc. (the "Buying Corporation"), a Minnesota corporation, on behalf of its series, AXP Large Cap Equity Fund (the "Buying Fund"), and American Express Financial Corporation (solely for the purposes of Section 3c and 10 of the Agreement).

In consideration of their mutual promises, the parties agree as follows:

1. Shareholder Approval. The Selling Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.   Reorganization.

     a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.

     b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of shareholders of the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

--------------------------------------------------------------------------------
A.1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

3.   Valuation of Net Assets.

     a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.

     b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.

     c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of American Express Financial Corporation, the investment manager.

4.   Liquidation and Dissolution of the Selling Fund.

     a. As soon as practicable after the Valuation Date, the Selling Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.

     b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.

     c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

     d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

--------------------------------------------------------------------------------
A.2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

5. Representations, Warranties and Covenants of the Buying Corporation. The Buying Corporation represents and warrants to the Selling Fund as follows:

     a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

     c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

     f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

     g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

--------------------------------------------------------------------------------
A.3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

     h.  Liabilities. There are no liabilities of the Buying Fund other than:

         o    liabilities disclosed in the Buying Fund Financial
              Statements,

         o liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

         o liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.

     i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

     j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     k. Taxes. The Buying Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing,

--------------------------------------------------------------------------------
A.4 AMERICAN EXPRESS FUNDS -- PROXY STATEMENT the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6. Representations, Warranties and Covenants of the Selling Corporation. The Selling Corporation represents and warrants to the Buying Fund as follows:

     a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.

     c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.

     f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

--------------------------------------------------------------------------------
A.5   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

     g.  Liabilities. There are no liabilities of the Selling Fund other than:

         o    liabilities disclosed in the Selling Fund Financial
              Statements,

         o liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

         o liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.

     h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

     i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     j. Taxes. The Selling Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.

     l. Registration Statement. The Selling Fund will cooperate with the Buying Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at

--------------------------------------------------------------------------------
A.6 AMERICAN EXPRESS FUNDS -- PROXY STATEMENT the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.

7. Conditions to Obligations of the Buying Corporation. The obligations of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.

     c.  Regulatory Approvals.

         o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

         o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Buying Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Selling Corporation will

--------------------------------------------------------------------------------
A.7 AMERICAN EXPRESS FUNDS -- PROXY STATEMENT have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.

     e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.

     f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid), and
         (iii) all of the Selling Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under
         Section 855 of the Code.

--------------------------------------------------------------------------------
A.8   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

8. Conditions to Obligations of the Selling Corporation. The obligations of the Selling Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.

     c.  Regulatory Approvals.

         o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

         o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the

--------------------------------------------------------------------------------
A.9   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

         Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in
         Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

     e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

9. Amendment; Termination; Non-Survival of Covenants, Warranties and Representations.

     a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

     b. At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

     c. The Selling Corporation may terminate this Agreement at any time prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.

--------------------------------------------------------------------------------
A.10   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

     d. The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.

     e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Selling Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2004, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

     f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

10. Expenses. American Express Financial Corporation will pay the costs of carrying out the provisions of this Agreement whether or not the Reorganization is completed.

11.  General.

     a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

     b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

12.  Indemnification.

     Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

--------------------------------------------------------------------------------
A.11   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

AXP Market Advantage Series, Inc.
   on behalf of AXP Blue Chip Advantage Fund



By _________________________________
    Leslie L. Ogg
    Vice President



AXP Growth Series, Inc.
   on behalf of AXP Large Cap Equity Fund



By _________________________________
    Leslie L. Ogg
    Vice President



The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.



American Express Financial Corporation




By _________________________________
    Paula R. Meyer
    Senior Vice President and General Manager - Mutual Funds

--------------------------------------------------------------------------------
A.12   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Exhibit B

Minnesota Business Corporation Act  Sections 302A.471 and 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. Rights of dissenting shareholders

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1) alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

--------------------------------------------------------------------------------
B.1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

--------------------------------------------------------------------------------
B.2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. Procedures for asserting dissenters' rights

Subdivision 1. Definitions.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

--------------------------------------------------------------------------------
B.3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitled the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

--------------------------------------------------------------------------------
B.4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

--------------------------------------------------------------------------------
B.5   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Subdivision 8. Costs; fees; expenses.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

--------------------------------------------------------------------------------
B.6   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Exhibit C

Management's Discussion of the Buying Fund  for the fiscal year ended July 31,
2003

Questions & Answers with Portfolio Management

AXP Large Cap Equity Fund has grown to more than $120 million in assets during its first 15 months in operation. Below, Portfolio Manager Doug Chase discusses the Fund's performance and positioning as of July 31, 2003.

Q:   How did the AXP Large Cap Equity Fund perform in fiscal year
     2003?

A: AXP Large Cap Equity Fund's Class A shares advanced 10.22%, excluding sales charge, for the 12 months ended July 31, 2003. The Fund outperformed its peers as represented by the Lipper Large-Cap Core Funds Index, which gained 8.63%. The Fund underperformed its benchmark, the Russell 1000(R) Index, which advanced 11.19% for the period.

Q:   What factors significantly affected performance?

A: Individual stock selection added to the Fund's relative performance while sector positioning hampered results. Underweights in technology and telecommunications, which had benefited the Fund during the volatile period from July to September 2002, prevented the Fund from fully participating in the subsequent market rallies. Similarly, an overweight in health care that was advantageous early in the period had a negative impact late in 2002. In addition, the Fund had no exposure to utilities, a sector that did well in the first seven months of 2003.

     Strong results from select portfolio holdings helped offset the impact of sector allocations. Cendant, a leisure and travel company that was purchased in the first half of the fiscal year, was one of the Fund's strongest performers. Among other stocks that contributed to the Fund's results were pharmaceutical companies Wyeth and Pfizer, media giant AOL Time Warner, technology company Sun Microsystems and a number of financial services companies, including Citigroup.

     On the negative side, Transocean, an oil service company, did not perform well for the Fund. Fannie Mae and Freddie Mac, which were added to the portfolio in the first half of the fiscal period, also proved to be a disappointment later in the year. Despite benefiting from record home refinancing volume, both stocks declined due to unfavorable sentiment stemming from Freddie Mac's accounting and regulatory problems.

--------------------------------------------------------------------------------
C.1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Q:   What changes were made to the portfolio during the period?

A: At the start of the fiscal year, the Fund was positioned for a continuation of the weak economic and market environments. In particular, exposure to stocks believed to be most sensitive to cyclical economic trends was reduced. Later in 2002, the Fund's overweight in health care stocks was reduced and its energy positioning increased.

     At the beginning of 2003, the expectation was that the economy would surprise on the upside. The Fund was overweighted energy, materials and industrial stocks in order to gain some cyclical exposure. Underweights were maintained in financial and technology stocks because the fundamentals were not as favorable as in other areas. The Fund's position in consumer discretionary stocks was increased in February and March 2003, as these stocks became more attractively priced in the midst of war-related pessimism. In particular, holdings of media companies were increased. Media stocks appeared cheap compared to where they would typically trade in a more normal environment. The Fund emphasized media companies with strong brands and spread its investments among content providers, infrastructure companies, advertising firms and other communications companies.

     During the latter part of the fiscal period, the Fund began to trim positions in individual stocks that had outperformed. These included AOL Time Warner, Cendant, McDonald's and McKesson, as well as both Pfizer and Wyeth.

(bar chart)
                             PERFORMANCE COMPARISON
                       For the period ended July 31, 2003

12%                                 (bar 2)
         (bar 1)                    +11.19%
10%      +10.22%                                            (bar 3)
                                                            +8.63%
 8%

 6%

 4%

 2%

 0%

(bar 1) AXP Large Cap Equity Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Index (unmanaged)
(bar 3)  Lipper Large-Cap Core Funds Index

(see "The Fund's Long-term Performance"  for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
C.2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Q:   How will the Fund be managed in the coming months?

A: It appears as though the marketplace is experiencing somewhat of a euphoric period right now. Stock prices have been rising without a clear reason for them to do so. It seems as though a large amount of earnings growth has already been priced into many stocks, particularly in the technology and small-cap areas.

     Despite the potentially favorable impact of the recent tax cut, expectations for economic growth in the fourth quarter may be too high. The economy is already recovering and given that it declined just 0.2% in the recent recession, there is little case for a strong rebound. Estimates for growth in the fourth quarter are coming in at about 4%.

     Given the broad economic and market backdrop, as the stock market rises we may sell stocks that have shifted from inexpensive to expensive. However, we anticipate no major shifts in sector positioning. While sectors we emphasized underperformed in the past year, this potentially positions these areas of the market for a period of stronger performance in the future.

AVERAGE ANNUAL TOTAL RETURNS

as of July 31, 2003

                           Class A               Class B                   Class C                   Class Y
(Inception dates)         (3/28/02)             (3/28/02)                 (3/28/02)                 (3/28/02)
                      NAV(1)    POP(2)     NAV(1)   After CDSC(3)    NAV(1)   After CDSC(4)   NAV(5)      POP(5)
1 year               +10.22%    +3.90%     +9.27%      +5.27%        +9.51%      +9.51%      +10.46%     +10.46%
Since inception       -7.03%   -11.04%     -7.85%     -10.61%        -7.70%      -7.70%       -6.87%      -6.87%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
C.3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Large Cap Equity Fund Class A shares (from 4/1/02 to 7/31/03) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP LARGE CAP EQUITY FUND

AXP Large Cap Equity Fund Class A        $ 9,425    $8,954  $7,767   $7,616   $7,302   $7,925  $8,548
Russell 1000(R) Index(1)                 $10,000    $9,427  $8,014   $7,788   $7,589   $8,158  $8,911
Lipper Large-Cap Core Funds Index(2)     $10,000    $9,477  $8,108   $7,954   $7,665   $8,189  $8,807

                                          4/1/02      4/02    7/02    10/02     1/03     4/03    7/03

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(2) Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of July 31, 2003
1 year                                                                    +3.90%
Since inception (3/28/02)                                                -11.04%

--------------------------------------------------------------------------------
C.4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Exhibit D

                          AXP(R) LARGE CAP EQUITY FUND

                                   Prospectus

                                 Sept. 29, 2003

                          Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
D.1   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                        D.    3

Goal                                                            D.    3

Principal Investment Strategies                                 D.    3

Principal Risks                                                 D.    4

Past Performance                                                D.    4

Fees and Expenses                                               D.    5

Investment Manager                                              D.    7

Other Securities and
  Investment Strategies                                         D.    7

Buying and Selling Shares                                       D.    8

Valuing Fund Shares                                             D.    8

Investment Options                                              D.    8

Purchasing Shares                                               D.   10

Transactions Through Third Parties                              D.   12

Sales Charges                                                   D.   13

Exchanging/Selling Shares                                       D.   16

Distributions and Taxes                                         D.   20

Financial Highlights                                            D.   21

Supplement dated Jan. 20, 2004                                  D.   25

--------------------------------------------------------------------------------
D.2   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

The Fund

GOAL

AXP Large Cap Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o    Identifying companies with:

     o   attractive valuations, and

     o   the potential for earnings growth.

o Identifying securities that AEFC believes have good potential for capital appreciation.

o Evaluating opportunities and risks by reviewing interest rates and economic forecasts.

o Buying a diversified portfolio of securities. AEFC may weight certain sectors more heavily than others based on its expectations about growth and market trends.

In evaluating whether to sell a security, AEFC considers, among other factors, whether

o    The security is overvalued relative to other potential investments.

o    The security has reached AEFC's price objective.

o    The company has met AEFC's earnings and/or growth expectations.

o Political, economic, or other events could affect the company's or security's performance.

o Potential losses, due to factors such as a market down-turn, can be minimized.

o    A more attractive opportunity has been identified.

--------------------------------------------------------------------------------
D.3   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, the Fund may trade its portfolio securities more frequently. Frequent trading could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Style Risk

   Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

The Fund's management strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in small or medium capitalization stocks. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund began operations on March 28, 2002.

When available, the Fund intends to compare its performance to the Russell 1000(R) Index, an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
D.4   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

The Fund also intends to compare its performance to the Lipper Large-Cap Core Funds Index, an index published by Lipper Inc., which includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                             Class A    Class B     Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                         5.75%(b)     none        none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)       none        5%         1%(c)        none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y
Management fees(e)                              0.61%    0.61%   0.61%    0.61%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.99%    1.00%   1.00%    1.06%
Total                                           1.85%    2.61%   2.61%    1.67%
Fee waiver/expense reimbursement                0.60%    0.60%   0.60%    0.60%
Net expenses                                    1.25%    2.01%   2.01%    1.07%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses are based on estimated amounts for the current fiscal year. AEFC has agreed to waive certain fees and to absorb certain expenses until July 31, 2004. Under this agreement, total expenses will not exceed 1.25% for Class A; 2.01% for Class B; 2.01% for Class C and 1.07% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.01% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.

--------------------------------------------------------------------------------
D.5   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                     1 year   3 years   5 years  10 years
Class A(a)                            $695    $1,069    $1,467    $2,578
Class B                               $604    $1,055    $1,433    $2,718(b)
Class C                               $204    $  755    $1,333    $2,904
Class Y                               $109    $  468    $  852    $1,931

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                     1 year   3 years   5 years  10 years
Class A(a)                            $695    $1,069    $1,467    $2,578
Class B                               $204    $  755    $1,333    $2,718(b)
Class C                               $204    $  755    $1,333    $2,904
Class Y                               $109    $   68    $  852    $1,931

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
D.6   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

INVESTMENT MANAGER

Doug Chase, Portfolio Manager

o    Managed the Fund since 2002.

o    Joined AEFC in 2002.

o    Prior to that, Analyst and Portfolio Manager at Fidelity
     Investments.

o    Began investment career in 1992.

o    MBA, University of Michigan.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.61% of the Fund's average daily net asstes, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may utilize other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, debt securities and foreign securities. Additionally, the Fund may use derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

--------------------------------------------------------------------------------
D.7   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.

AEFC will price a security at fair value in accordance with procedures adopted by the Fund's Board of Directors if a reliable market quotation is not readily available. AEFC also may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is different from the quoted or published price.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

--------------------------------------------------------------------------------
D.8   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                   Class A       Class B        Class C       Class Y
------------------ ------------- -------------- ------------- ------------------
Availability       Available     Available to   Available     Limited to
                   to all        all            to all        qualifying
                   investors.    investors.     investors.    institutional
                                                              investors.
------------------ ------------- -------------- ------------- ------------------
Initial Sales      Yes.          No. Entire     No. Entire    No. Entire
Charge             Payable at    purchase       purchase      purchase price
                   time of       price is       price is      is invested in
                   purchase.     invested in    invested in   shares of the
                   Lower sales   shares of      shares of     Fund.
                   charge for    the Fund.      the Fund.
                   larger
                   investments.
------------------ ------------- -------------- ------------- ------------------
Deferred Sales     On            Maximum 5%     1% CDSC       None.
Charge             purchases     CDSC during    applies if
                   over          the first      you sell
                   $1,000,000,   year           your shares
                   1% CDSC       decreasing     less than
                   applies if    to 0% after    one year
                   you sell      six years.     after
                   your shares                  purchase.
                   less than
                   one year
                   after
                   purchase.
------------------ ------------- -------------- ------------- ------------------
Distribution       Yes.*         Yes.*          Yes.*         Yes.
and/or             0.25%         1.00%          1.00%         0.10%
Shareholder
Service Fee
------------------ ------------- -------------- ------------- ------------------
Conversion to      N/A           Yes,           No.           No.
Class A                          automatically
                                 in ninth
                                 calendar
                                 year of
                                 ownership.
------------------ ------------- -------------- ------------- ------------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

--------------------------------------------------------------------------------
D.9   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

--------------------------------------------------------------------------------
D.10   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

How to determine the correct TIN

For this type of account:              Use the Social Security or Employer
                                       Identification number of:
-------------------------------------- ----------------------------------------
Individual or joint account            The individual or one of the owners
                                       listed on the joint account
-------------------------------------- ----------------------------------------
Custodian account of a minor           The minor
(Uniform Gifts/Transfers to Minors
Act)
-------------------------------------- ----------------------------------------
A revocable living trust               The grantor-trustee (the person who puts
                                       the money into the trust)
-------------------------------------- ----------------------------------------
An irrevocable trust, pension trust    The legal entity (not the personal
or estate                              representative or trustee, unless no
                                       legal entity is designated in the
                                       account title)
-------------------------------------- ----------------------------------------
Sole proprietorship or single-owner    The owner
LLC
-------------------------------------- ----------------------------------------
Partnership or multi-member LLC        The partnership
-------------------------------------- ----------------------------------------
Corporate or LLC electing corporate    The corporation
status on  Form 8837
-------------------------------------- ----------------------------------------
Association, club or tax-exempt        The organization
organization
-------------------------------------- ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                         $2,000*
Additional investments:                     $500**
Fund minimum balances:                      $300
Qualified minimum account balances:         none

 *   $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

If your Fund balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

--------------------------------------------------------------------------------
D.11   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

By scheduled investment plan

Minimum amounts
Initial investment:                         $2,000*
Additional investments:                     $100**
Account balances:                           none (on a scheduled investment
                                            plan with monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

 *   $100 for direct at fund accounts.

**   $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 872-4377 for brokerage accounts

(800) 967-4377 for wrap accounts

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

--------------------------------------------------------------------------------
D.12   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*         Net amount invested
Up to $49,999                        5.75%                         6.10%
$50,000-$99,999                      4.75                          4.99
$100,000-$249,999                    3.50                          3.63
$250,000-$499,999                    2.50                          2.56
$500,000-$999,999                    2.00                          2.04
$1,000,000 or more                   0.00                          0.00

* Offering price includes the sales charge.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

--------------------------------------------------------------------------------
D.13   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
     (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity
         Insurance Company,

--------------------------------------------------------------------------------
D.14   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

     o   within the University of Massachusetts After-Tax Savings
         Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                  The CDSC percentage rate is:
First year                                                     5%
Second year                                                    4%
Third year                                                     4%
Fourth year                                                    3%
Fifth year                                                     2%
Sixth year                                                     1%
Seventh year                                                   0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

--------------------------------------------------------------------------------
D.15   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o   at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

--------------------------------------------------------------------------------
D.16   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.

--------------------------------------------------------------------------------
D.17   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o    your account number

o    the name of the fund(s)

o    the class of shares to be exchanged or sold

o    your Social Security number or Employer Identification number

o    the dollar amount or number of shares you want to exchange or sell

o    specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o    delivery instructions, if applicable

o    any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless specified differently and signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
D.18   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

By wire

Money can be wired from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o    Minimum amount: $1,000

o    Pre-authorization is required.

o    A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o    Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

--------------------------------------------------------------------------------
D.19   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

--------------------------------------------------------------------------------
D.20   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.
Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003           2002(b)
Net asset value, beginning of period                                       $4.11          $5.00
Income from investment operations:
Net investment income (loss)                                                 .01             --
Net gains (losses) (both realized and unrealized)                            .41           (.89)
Total from investment operations                                             .42           (.89)
Net asset value, end of period                                             $4.53          $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                                      $83            $11
Ratio of expenses to average daily net assets(c),(e)                       1.25%          1.25%(d)
Ratio of net investment income (loss) to average daily net assets           .24%          (.11%)(d)
Portfolio turnover rate (excluding short-term securities)                   135%            88%
Total return(i)                                                           10.22%        (17.80%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
D.21   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003           2002(b)
Net asset value, beginning of period                                       $4.10          $5.00
Income from investment operations:
Net investment income (loss)                                                (.01)          (.01)
Net gains (losses) (both realized and unrealized)                            .39           (.89)
Total from investment operations                                             .38           (.90)
Net asset value, end of period                                             $4.48          $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                      $36             $5
Ratio of expenses to average daily net assets(c),(f)                       2.01%          2.01%(d)
Ratio of net investment income (loss) to average daily net assets          (.52%)         (.86%)(d)
Portfolio turnover rate (excluding short-term securities)                   135%            88%
Total return(i)                                                            9.27%        (18.00%)(j)

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003           2002(b)
Net asset value, beginning of period                                       $4.10          $5.00
Income from investment operations:
Net investment income (loss)                                                (.01)          (.01)
Net gains (losses) (both realized and unrealized)                            .40           (.89)
Total from investment operations                                             .39           (.90)
Net asset value, end of period                                             $4.49          $4.10

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2            $--
Ratio of expenses to average daily net assets(c),(g)                       2.01%          2.01%(d)
Ratio of net investment income (loss) to average daily net assets          (.53%)         (.92%)(d)
Portfolio turnover rate (excluding short-term securities)                   135%            88%
Total return(i)                                                            9.51%        (18.00%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
D.22   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                2003           2002(b)
Net asset value, beginning of period                                       $4.11          $5.00
Income from investment operations:
Net investment income (loss)                                                 .01             --
Net gains (losses) (both realized and unrealized)                            .42           (.89)
Total from investment operations                                             .43           (.89)
Net asset value, end of period                                             $4.54          $4.11

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--            $--
Ratio of expenses to average daily net assets(c),(h)                       1.07%          1.07%(d)
Ratio of net investment income (loss) to average daily net assets           .45%           .09%(d)
Portfolio turnover rate (excluding short-term securities)                   135%            88%
Total return(i)                                                           10.46%        (17.80%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.84% and 5.12% for the periods ended July 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.60% and 5.88% for the periods ended July 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.60% and 5.88% for the periods ended July 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.66% and 4.94% for the periods ended July 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
D.23   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-2111

Ticker Symbol
Class A: ALEAX    Class B:ALEBX
Class C: --       Class Y:--

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6244-99 D (9/03)

--------------------------------------------------------------------------------
D.24   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Prospectus Supplement -- Jan. 20, 2004*

Fund Name (Date)                                               Prospectus Form #
AXP Blue Chip Advantage Fund  (April 1, 2003)                      S-6025-99 V
AXP Diversified Bond Fund  (Oct. 30, 2003)                         S-6495-99 W
AXP California Tax-Exempt Fund  (Aug. 29, 2003)                    S-6328-99 X
AXP Core Bond Fund  (Sept. 29, 2003)S-6267-99 C
AXP Discovery Fund  (Sept. 29, 2003)S-6457-99 Y
AXP Diversified Equity Income Fund  (Nov. 28, 2003)                S-6475-99 W
AXP Emerging Markets Fund  (Dec. 30, 2003)                         S-6354-99 L
AXP Equity Select Fund  (Jan. 29, 2003)                            S-6426-99 W
AXP Equity Select Fund  (Jan. 29, 2004)                            S-6426-99 X
AXP Equity Value Fund (May 30, 2003)S-6382-99 N
AXP European Equity Fund  (Dec. 30, 2003)                          S-6006-99 F
AXP Focused Growth Fund  (May 30, 2003)                            S-6003-99 E
AXP Global Balanced Fund  (Dec. 30, 2003)                          S-6352-99 J
AXP Global Bond Fund  (Dec. 30, 2003)                              S-6309-99 X
AXP Global Equity Fund  (Dec. 30, 2003)                            S-6334-99 W
AXP Global Technology Fund  (Dec. 30, 2003)                        S-6395-99 G
AXP Growth Dimensions Fund  (Sept. 29, 2003)                       S-6004-99 F
AXP Growth Fund  (Sept. 29, 2003)                                  S-6455-99 X
AXP High Yield Bond Fund (July 30, 2003)                           S-6370-99 W
AXP High Yield Tax-Exempt Fund  (Jan. 29, 2003)                    S-6430-99 X
AXP High Yield Tax-Exempt Fund  (Jan. 29, 2004)                    S-6430-99 Y
AXP Income Opportunities Fund  (Sept. 29, 2003)                    S-6266-99 C
AXP Inflation Protected Securities Fund  (Jan. 12, 2004)           S-6280-99 A
AXP Insured Tax-Exempt Fund  (Aug. 29, 2003)                       S-6327-99 Y
AXP Intermediate Tax-Exempt Fund  (Jan. 29, 2003)                  S-6355-99 K
AXP Intermediate Tax-Exempt Fund  (Jan. 29, 2004)                  S-6355-99 L
AXP International Fund  (Dec. 30, 2003)                            S-6140-99 Y
AXP Large Cap Equity Fund  (Sept. 29, 2003)                        S-6244-99 D
AXP Large Cap Value Fund  (Sept. 29, 2003)                         S-6246-99 D
AXP Limited Duration Bond Fund  (Sept. 29, 2003)                   S-6265-99 C
AXP Managed Allocation Fund  (Nov. 28, 2003)                       S-6141-99 X
AXP Massachusetts Tax-Exempt Fund  (Aug. 29, 2003)                 S-6328-99 X
AXP Michigan Tax-Exempt Fund  (Aug. 29, 2003)                      S-6328-99 X
AXP Mid Cap Value Fund  (Nov. 28, 2003)                            S-6241-99 D
AXP Minnesota Tax-Exempt Fund  (Aug. 29, 2003)                     S-6328-99 X
AXP Mutual  (Nov. 28, 2003)                                        S-6326-99 X
AXP New Dimensions Fund  (Sept. 29, 2003)                          S-6440-99 W
AXP New York Tax-Exempt Fund  (Aug. 29, 2003)                      S-6328-99 X
AXP Ohio Tax-Exempt Fund  (Aug. 29, 2003)                          S-6328-99 X
AXP Partners Aggressive Growth Fund  (July 30, 2003)               S-6260-99 C
AXP Partners Fundamental Value Fund  (July 30, 2003)               S-6236-99 E
AXP Partners Growth Fund  (July 30, 2003)                          S-6261-99 C

--------------------------------------------------------------------------------
D.25   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Fund Name (Date)                                               Prospectus Form #
AXP Partners International
  Aggressive Growth Fund  (Dec. 30, 2003)                          S-6243-99 F
AXP Partners International  Core Fund  (Dec. 30, 2003)             S-6259-99 D
AXP Partners International  Select Value Fund  (Dec. 30, 2003)     S-6242-99 F
AXP Partners International Small Cap Fund (Dec. 30, 2003)          S-6258-99 D
AXP Partners Select Value Fund  (July 30, 2003)                    S-6240-99 D
AXP Partners Small Cap Core Fund  (July 30, 2003)                  S-6237-99 E
AXP Partners Small Cap Growth Fund  (May 30, 2003)                 S-6301-99 E
AXP Partners Small Cap Value Fund  (July 30, 2003)                 S-6239-99 E
AXP Partners Value Fund  (July 30, 2003)                           S-6238-99 E
AXP Precious Metals Fund  (May 30, 2003)                           S-6142-99 X
AXP Progressive Fund  (Nov. 28, 2003)                              S-6449-99 X
AXP Quantitative Large Cap Equity Fund  (Sept. 29, 2003)           S-6263-99 C
AXP Real Estate Fund  (Jan. 6, 2004)                               S-6281-99 A
AXP Research Opportunities Fund  (Sept. 29, 2003)                  S-6356-99LK
AXP Selective Fund  (July 30, 2003)                                S-6376-99 X
AXP Short Duration U.S. Government Fund  (July 30, 2003)           S-6042-99 X
AXP Small Cap Advantage Fund  (May 30, 2003)                       S-6427-99 G
AXP Small Company Index Fund  (April 1, 2003)                      S-6357-99 L
AXP Stock Fund  (Nov. 28, 2003)                                    S-6351-99 X
AXP Strategy Aggressive Fund  (May 30, 2003)                       S-6381-99 N
AXP Tax-Exempt Bond Fund (Jan. 29, 2003)                           S-6310-99 X
AXP Tax-Exempt Bond Fund (Jan. 29, 2004)                           S-6310-99 Y
AXP U.S. Government Mortgage Fund (July 30, 2003)                  S-6245-99 D
AXP Utilities Fund (Aug. 29, 2003)                                 S-6341-99 X

For the prospectus

Under the heading "Buying and Selling Shares," the section titled "Should you purchase Class A, Class B or Class C shares" has been revised to read as follows:

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

--------------------------------------------------------------------------------
D.26   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

Under the heading "Sales Charges," the first bullet in the section titled "Other Class A sales charge policies" has been revised to read as follows:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, provided that the plan uses the Distributor's group billing services, and

S-6426-24 C (1/04)
* Valid until next prospectus update.
Destroy - Jan. 30, 2005

--------------------------------------------------------------------------------
D.27   AMERICAN EXPRESS FUNDS -- PROXY STATEMENT

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------






                                                                 S-6303 A (4/04)

(logo)                     [FUND NAME DROP-IN] PROXY                       PROXY
AMERICAN                   Principal Executive Office
 EXPRESS             901 Marquette Avenue South, Suite 2810,
                           Minneapolis, MN 55402-3268
        NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 9, 2004

Your fund(s) will hold a special shareholders' meeting at 1:00 p.m. on June 9, 2004, at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN. You are entitled to vote at the meeting if you were a shareholder on April 10, 2004. Please read the proxy statement. The Board recommends that you vote FOR the proposal. Please vote immediately by mail, telephone, or Internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the special meeting to be held on June 9, 2004, and any adjournment thereof.

                          VOTE VIA THE INTERNET: americanexpress.com/proxyvoting VOTE VIA THE TELEPHONE: 1-866-241-6192
                          VOTE BY MAIL
                          999 99999 999 999

                          Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                          ______________________________________________________
                          Signature

                          ______________________________________________________
                          Signature of joint owner, if any

                          ______________________________________________________
                          Date                                         13972_LCE

Please vote by filling in the appropriate box below. If you do not mark the proposal, your Proxy will be voted FOR the proposal.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                         FOR   AGAINST   ABSTAIN
1. To approve an Agreement and Plan of Reorganization
   between the Fund and AXP Large Cap Equity Fund.       [ ]     [ ]       [ ]

(logo)
American
 Express
Funds

                AXP(R) Market Advantage Series, Inc.
                        - AXP(R) Blue Chip Advantage Fund

                AXP(R) Growth Series, Inc.
                      - AXP(R) Research Opportunities Fund

                                 Proxy Statement
                                                                  April 10, 2004


Here's a brief overview of changes being recommended for your American Express mutual fund. We encourage you to read the full text of the enclosed proxy statement.

Q: Why am I being asked to vote?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on this change either by mailing your proxy card, calling a toll-free number, responding by internet, or attending the shareholder meeting.

Q: Is my vote important?

Absolutely! While the Board has reviewed the change and recommends you approve it, you have the right to voice your opinion. Until the Fund is sure that enough shares will vote by the time of the meeting, it will continue to contact shareholders asking them to vote. So please, vote immediately.

Q: What is being voted on?

Shareholders are being asked to vote on the merger ("Reorganization") of AXP(R) Blue Chip Advantage Fund ("Selling Fund") with AXP(R) Large Cap Equity Fund ("Buying Fund") and AXP(R) Research Opportunities Fund ("Selling Fund") with AXP(R) Large Cap Equity Fund ("Buying Fund").

(logo)
AMERICAN
 EXPRESS
(R)

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR the proposals. An explanation for the Board's recommendation is contained in the proxy statement.

Q: How do I vote?

You can vote in one of four ways:

     1. By mail with the enclosed card

     2. By telephone

     3. By Web site

     4. In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. We encourage you to vote by telephone or internet in order to reduce mailing and handling expenses. If you own more than one Fund, it is important that you vote for each Fund.

Q: What happens after I vote?

Assuming the proposal receives sufficient votes to pass, the proposal will be implemented soon after the shareholder meeting on June 9, 2004. No further action is required from shareholders.

Q: Whom should I call if I have questions?

If you have questions about the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (866) 270-3133.

                       Statement of Additional Information


                                 April 10, 2004


                           AXP(R) Growth Series, Inc.

                            AXP Large Cap Equity Fund

This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents, each of which has been previously filed and accompanies this Statement of Additional Information:

1.   AXP Large Cap Equity Fund's most recent SAI, dated Sept. 29, 2003.

2. AXP Large Cap Equity Fund's most recent annual report, for the period ended July 31, 2003.


3. AXP Large Cap Equity Fund's most recent semiannual report for the period ended Jan. 31, 2004.

4.   AXP Blue Chip Advantage Fund's most recent SAI, dated March 31, 2004.

5.   AXP Research Opportunities Fund's most recent SAI, dated Sept. 29, 2003.

6. AXP Blue Chip Advantage Fund's most recent annual report, for the period ended Jan. 31, 2004.

7. AXP Research Opportunities Fund's most recent annual report, for the period ended July 31, 2003.

8. AXP Research Opportunities Fund's most recent semiannual report for the period ended Jan. 31, 2004.


This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by calling (866) 270-3133 or writing American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474.

AXP Large Cap Equity Fund
AXP Blue Chip Advantage Fund
AXP Research Opportunities Fund

Introduction to Proposed Fund Merger

Jan. 31, 2004

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the three funds at and for the 12-month period ending Jan. 31, 2004. These statements have been derived from financial statements prepared for AXP Large Cap Equity Fund, AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund. (AXP Large Cap Equity Fund and AXP Research Opportunities Fund are a series of AXP Growth Series, Inc. and AXP Blue Chip Advantage Fund is a series of AXP Market Advantage Series, Inc.) AXP Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. AXP Blue Chip Advantage Fund invests, under normal market conditions, at least 80% of the Fund's net assets in blue chip stocks issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries. AXP Research Opportunities Fund invests all of its assets in Aggressive Growth Portfolio, a series of Growth Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Under the proposed Agreement and Plan of Reorganization, Class A shares of the AXP Blue Chip Advantage Fund and Class A shares of the AXP Research Opportunities Fund would be exchanged for Class A shares of the AXP Large Cap Equity Fund. Class B shares of the AXP Blue Chip Advantage Fund and Class B shares of the AXP Research Opportunities Fund would be exchanged for Class B shares of the AXP Large Cap Equity Fund. Class C shares of the AXP Blue Chip Advantage Fund and Class C shares of the AXP Research Opportunities Fund would be exchanged for Class C shares of the AXP Large Cap Equity Fund. Class Y shares of the AXP Blue Chip Advantage Fund and Class Y shares of the AXP Research Opportunities Fund would be exchanged for Class Y shares of the AXP Large Cap Equity Fund

The pro forma combining statements have been prepared based upon the various fee structures of the funds in existence as of Jan. 31, 2004.


--------------------------------------------------------------------------------
2   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

AXP Large Cap Equity Fund
AXP Blue Chip Advantage Fund
AXP Research Opportunities
Pro forma combining

Statement of assets and liabilities
                                                AXP Blue Chip      AXP Research
                               AXP Large Cap      Advantage        Opportunities      Pro forma                       Pro forma
Jan. 31, 2004 (Unaudited)       Equity Fund         Fund               Fund          Adjustments                      Combined
Assets
Investments in
  securities, at cost
  (Note 2)                     $283,768,507    $ 1,541,788,202    $          --    $ 216,705,237(a)                 $ 2,042,261,946
                               ------------    ---------------    -----------      -------------                    ---------------
Investments in
  securities, at value
  (Note 2)                     $303,398,881    $ 1,586,268,518    $          --    $ 231,943,393(a)                 $ 2,121,610,792
Investment in Portfolio
  (Note 2)                               --                 --      233,281,106     (233,281,106)(a)                             --
Cash in bank on demand
  deposit                                --                 --               --          783,367                            783,367
Capital shares receivable         1,226,438             77,213              933               --                          1,304,584
Dividends and accrued
  interest receivable
  (Note 2)                          268,925          1,766,504               --          219,405(a)                       2,254,834
Receivable for investment
  securities sold (Note 2)        6,652,596         35,588,103               --        5,916,751(a)                      48,157,450
Receivable from AEFC
  (Note 2)                               --                 --               --          689,341(g)                         689,341
                                -----------      -------------      -----------        ---------                      -------------
Total assets                    311,546,840      1,623,700,338      233,282,039        6,271,151                      2,174,800,368
                                -----------      -------------      -----------        ---------                      -------------
Liabilities
Disbursements in excess
  of cash on demand
  deposit                            15,207            129,906               --               --                            145,113
Capital shares payable               83,596             85,841            3,354               --                            172,791
Payable for investment
  securities purchased
  (Note 2)                       11,204,114         38,621,681               --        5,563,975(a)                      55,389,770
Accrued investment
  management services fee
  (Note 2)                            4,905             20,810               --        1,557,150(a),(b)                   1,582,865
Accrued distribution fee              3,901             21,941            3,442               --                             29,284
Accrued service fee                      --                271               --               --                                271
Accrued transfer agency
  fee                                 1,587              8,514            1,711               --                             11,812
Accrued administrative
  services fee (Note 2)                 409              1,210              384          275,570(c)                         277,573
Other accrued expenses
  (Note 2)                           70,001            204,891           76,769           93,030(a),(d),(e),(f)             444,691
                                -----------      -------------      -----------        ---------                      -------------
Total liabilities                11,383,720         39,095,065           85,660        7,489,725                         58,054,170
                                -----------      -------------      -----------        ---------                      -------------
Net assets applicable to
  outstanding capital stock    $300,163,120    $ 1,584,605,273    $ 233,196,379    $  (1,218,574)                   $ 2,116,746,198
                               ============    ===============    =============    =============                    ===============
Represented by
Capital stock -- $.01 par
  value (Note 3)               $    606,864    $     2,035,639    $     515,748    $   1,124,768                    $     4,283,019
Additional paid-in
  capital (Note 3)              274,008,454      2,545,457,350      480,830,274       (1,124,768)                     3,299,171,310
Undistributed net
  investment income
  (Note 2)                          (62,598)           682,130          124,415       (1,218,574)                          (474,627)
Accumulated net realized
  gain (loss)                     5,980,026     (1,008,050,162)    (263,512,214)              --                     (1,265,582,350)
Unrealized appreciation
  (depreciation) on
  investments                    19,630,374         44,480,316       15,238,156               --                         79,348,846
                                -----------      -------------      -----------        ---------                      -------------
Total -- representing net
  assets applicable to
  outstanding capital stock    $300,163,120    $ 1,584,605,273    $ 233,196,379    $  (1,218,574)                   $ 2,116,746,198
                               ============    ===============    =============    =============                    ===============
Net assets applicable to
  outstanding shares:
       Class A                 $209,149,913    $   913,221,327    $ 143,595,618    $    (728,376)                   $ 1,265,238,482
       Class B                 $ 85,452,326    $   567,680,792    $  89,301,137    $    (427,160)                   $   742,007,095
       Class C                 $  5,466,086    $     4,677,635    $     298,219    $      (6,008)                   $    10,435,932
       Class Y                 $     94,795    $    99,025,519    $       1,405    $     (57,030)                   $    99,064,689
Shares outstanding (Note 3):
       Class A shares            42,113,097        116,142,338       30,978,884               --                        254,752,321
       Class B shares            17,440,845         74,241,206       20,527,086               --                        151,518,790
       Class C shares             1,113,414            613,490           68,489               --                          2,126,826
       Class Y shares                19,019         12,566,854              300               --                         19,903,943
Net asset value per share of
  outstanding capital stock:
       Class A                 $       4.97    $          7.86    $        4.64    $          --                    $          4.97
       Class B                 $       4.90    $          7.65    $        4.35    $          --                    $          4.90
       Class C                 $       4.91    $          7.62    $        4.35    $          --                    $          4.91
       Class Y                 $       4.98    $          7.88    $        4.68    $          --                    $          4.98
                               ------------    ---------------    -------------    -------------                    ---------------

See accompanying notes to pro forma financial statements.


--------------------------------------------------------------------------------
3   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

AXP Large Cap Equity Fund
AXP Blue Chip Advantage Fund
AXP Research Opportunities

Pro forma combining
Statement of operations

                                                                    AXP Blue Chip   AXP Research
                                                     AXP Large Cap    Advantage     Opportunities   Pro forma              Pro forma
Year ended Jan. 31, 2004 (Unaudited)                   Equity Fund      Fund            Fund       Adjustments             Combined
Investment income
Income:
Dividends                                            $ 2,089,480    $ 26,678,335   $ 4,064,785    $        --          $ 32,832,600
Interest                                                  95,172         434,830        65,180             --               595,182
Fee income from securities lending                            --          13,004            --             --                13,004
   Less foreign taxes withheld                            (3,763)             --       (10,063)            --               (13,826)
                                                     -----------    ------------   -----------    -----------          ------------
Total income                                           2,180,889      27,126,169     4,119,902             --            33,426,960
                                                     -----------    ------------   -----------    -----------          ------------
Expenses:
Expenses allocated from Portfolio (Note 2)                    --              --     1,441,838     (1,441,838)(a)                --
Investment management services fee (Note 2)              860,715       7,547,131            --      2,973,872(a),(b)     11,381,718
Distribution fee
   Class A                                               241,978       2,192,461       364,163             --             2,798,602
   Class B                                               413,880       5,564,674       909,535             --             6,888,089
   Class C                                                25,048          42,586         2,726             --                70,360
Transfer agency fee                                      276,179       3,558,268       698,860             --             4,533,307
Incremental transfer agency fee
   Class A                                                19,869         214,365        48,004             --               282,238
   Class B                                                16,364         229,836        48,533             --               294,733
   Class C                                                 1,093           2,053           137             --                 3,283
Service fee -- Class Y                                        50         122,921             1             --               122,972
Administrative services fees and expenses (Note 2)        65,401         465,352       133,985        275,570(c)            940,308
Compensation of board members (Note 2)                     4,966          15,067         8,150         (8,183)(a),(d)        20,000
Custodian fees (Note 2)                                  264,630         105,813            --        129,557(a),(e)        500,000
Printing and postage                                      43,842         492,299       156,940             --               693,081
Registration fees                                         98,621          75,509        31,556             --               205,686
Audit fees (Note 2)                                       17,000          26,500         7,000        (20,500)(a),(f)        30,000
Other                                                      2,221          34,343        19,448             --                56,012
                                                     -----------    ------------   -----------    -----------          ------------
Total expenses                                         2,351,857      20,689,178     3,870,876      1,908,478            28,820,389
   Expenses waived/reimbursed by AEFC (Note 2)          (260,943)             --       (21,747)      (689,341)(g)          (972,031)
                                                     -----------    ------------   -----------    -----------          ------------
                                                       2,090,914      20,689,178     3,849,129      1,219,137            27,848,358
   Earnings credits on cash balances (Note 2)             (2,216)        (19,728)       (2,932)          (563)(a)           (25,439)
                                                     -----------    ------------   -----------    -----------          ------------
Total net expenses                                     2,088,698      20,669,450     3,846,197      1,218,574            27,822,919
                                                     -----------    ------------   -----------    -----------          ------------
Investment income (loss) -- net                           92,191       6,456,719       273,705     (1,218,574)            5,604,041
                                                     -----------    ------------   -----------    -----------          ------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                              12,812,058      41,752,414    (4,328,620)            --            50,235,852
   Futures contracts                                          --       7,243,735            --             --             7,243,735
   Options contracts written                                  --         616,032        57,590             --               673,622
                                                     -----------    ------------   -----------    -----------          ------------
Net realized gain (loss) on investments               12,812,058      49,612,181    (4,271,030)            --            58,153,209
Net change in unrealized appreciation
  (depreciation) on investments                       22,281,138     363,514,410    63,751,047             --           449,546,595
                                                     -----------    ------------   -----------    -----------          ------------
Net gain (loss) on investments                        35,093,196     413,126,591    59,480,017             --           507,699,804
                                                     -----------    ------------   -----------    -----------          ------------
Net increase (decrease) in net assets resulting
  from operations                                    $35,185,387    $419,583,310   $59,753,722    $(1,218,574)         $513,303,845
                                                     ===========    ============   ===========    ===========          ============

See accompanying notes to pro forma financial statements.


--------------------------------------------------------------------------------
4   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

AXP Large Cap Equity Fund
AXP Blue Chip Advantage Fund
AXP Research Opportunities Fund

Notes to Pro Forma Financial Statements

(Unaudited as to Jan. 31, 2004)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the three funds at and for the 12-month period ending Jan. 31, 2004. These statements have been derived from financial statements prepared for the AXP Large Cap Equity Fund, AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund as of Jan. 31, 2004.

AXP Large Cap Equity Fund and AXP Research Opportunities Fund are a series of AXP Growth Series, Inc. and AXP Blue Chip Advantage Fund is a series of AXP Market Advantage Series, Inc. Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

AXP Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

AXP Blue Chip Advantage Fund invests, under normal market conditions, at least 80% of the Fund's net assets in blue chip stocks issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

AXP Research Opportunities Fund invests all of its assets in Aggressive Growth Portfolio, a series of Growth Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies that comprise the S&P 500 Index.

The pro forma statements give effect to the proposed transfer of the assets and liabilities of AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund in exchange for Class A, B, C, or Y shares of AXP Large Cap Equity Fund under accounting principles generally accepted in the United States of America. The pro forma statements also reflect changes needed regarding the change in structure of AXP Research Opportunities Fund. Finally, the pro forma statements reflect estimates for the combined AXP Large Cap Equity Fund based on the increased asset level of the merger and associated economies of scale.

The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, AXP Large Cap Equity Fund, as if the transaction had occurred at the beginning of the year presented.

2.   PRO FORMA ADJUSTMENTS

(a) To reflect the adjustments needed regarding the change in structure of AXP Research Opportunities Fund from a feeder fund presentation into a reporting format comparable with the accounting survivor.

(b)  To reflect the increase in management fees due to the Reorganization.

(c) To reflect the increase in administrative services fees and expenses due to the Reorganization.

(d) To adjust for the change in the compensation of board members due to the Reorganization.

(e)  To reflect the increase in custodian fees due to the Reorganization.

(f)  To reflect the reduction in audit fees due to the Reorganization.

(g) To adjust the expense reimbursement to conform with the Buying Fund contractual arrangements and to include the impact of the .05% management fee wavier that AEFC agreed to put into place for one year following the merger.


--------------------------------------------------------------------------------
5   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

3. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional Class A, Class B, Class C, and Class Y shares of AXP Large Cap Equity Fund if the reorganization were to have taken place on Jan. 31, 2004. The pro forma number of Class A shares outstanding of 254,752,321 consists of 183,746,746 shares assumed to be issued to Class A shareholders of the AXP Blue Chip Advantage Fund, plus 28,892,478 shares assumed to be issued to Class A shareholders of the AXP Research Opportunities Fund, plus 42,113,097 Class A shares of the AXP Large Cap Equity Fund outstanding as of Jan. 31, 2004. The pro forma number of Class B shares outstanding of 151,518,790 consists of 115,853,223 shares assumed to be issued to Class B shareholders of the AXP Blue Chip Advantage Fund, plus 18,224,722 shares assumed to be issued to Class B shareholders of the AXP Research Opportunities Fund, plus 17,440,845 Class B shares of the AXP Large Cap Equity Fund outstanding as of Jan. 31, 2004. The pro forma number of Class C shares outstanding of 2,126,826 consists of 952,675 shares assumed to be issued to Class C shareholders of the AXP Blue Chip Advantage Fund, plus 60,737 shares assumed to be issued to Class C shareholders of the AXP Research Opportunities Fund, plus 1,113,414 Class C shares of the AXP Large Cap Equity Fund outstanding as of Jan. 31, 2004. The pro forma number of Class Y shares outstanding of 19,903,943 consists of 19,884,642 shares assumed to be issued to Class Y shareholders of the AXP Blue Chip Advantage Fund, plus 282 shares assumed to be issued to Class Y shareholders of the AXP Research Opportunities Fund, plus 19,019 Class Y shares of the AXP Large Cap Equity Fund outstanding as of Jan. 31, 2004.


--------------------------------------------------------------------------------
6   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

Combined Investments in Securities

AXP Large Cap Equity Fund

Jan. 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.3%)

                         Shares       Shares       Shares     Shares      Value(a)        Value(a)     Value(a)        Value(a)
                       AXP Large   AXP Blue Chip Aggressive               AXP Large    AXP Blue Chip  Aggressive
                       Cap Equity    Advantage     Growth    Pro Forma    Cap Equity      Advantage     Growth         Pro Forma
Issuer                    Fund         Fund       Portfolio  Combined       Fund            Fund       Portfolio       Combined

Aerospace & defense (2.6%)
Empresa Brasileira
   de Aeronautica ADR      21,550    114,550      16,800     152,900(c)      $635,079  $3,375,789    $495,096    $4,505,964
Lockheed Martin            57,125    303,500      44,800     405,425        2,777,418  14,756,170   2,178,176    19,711,764
Northrop Grumman           16,261     86,300      12,700     115,261        1,572,601   8,346,073   1,228,217    11,146,891
United Technologies        29,468    156,500      23,100     209,068        2,815,372  14,952,010   2,206,974    19,974,356
Total                                                                       7,800,470  41,430,042   6,108,463    55,338,975

Banks and savings & loans (3.5%)
Bank of America            56,700    301,000      44,400     402,100        4,618,782  24,519,460   3,616,824    32,755,066
U.S. Bancorp               60,700    322,200      47,500     430,400        1,715,989   9,108,594   1,342,825    12,167,408
Washington Mutual          23,600    125,500      18,500     167,600        1,045,480   5,559,650     819,550     7,424,680
Wells Fargo                55,700    295,500      43,600     394,800        3,197,737  16,964,655   2,503,076    22,665,468
Total                                                                      10,577,988  56,152,359   8,282,275    75,012,622

Beverages & tobacco (5.3%)
Altria Group               89,100    473,100      69,800     632,000        4,953,069  26,299,629   3,880,182    35,132,880
Anheuser-Busch Companies   13,800     73,400      10,800      98,000          699,936   3,722,848     547,776     4,970,560
Coca-Cola                  30,800    163,550      24,100     218,450        1,516,592   8,053,202   1,186,684    10,756,478
PepsiCo                   184,624    980,300     144,600   1,309,524        8,725,330  46,328,978   6,833,796    61,888,104
Total                                                                      15,894,927  84,404,657  12,448,438   112,748,022

Broker dealers (1.8%)
Merrill Lynch & Co         44,201    234,400      34,600     313,201        2,598,577  13,780,376   2,034,134    18,413,087
Morgan Stanley             49,300    261,600      38,600     349,500        2,869,753  15,227,736   2,246,906    20,344,395
Total                                                                       5,468,330  29,008,112   4,281,040    38,757,482

Building materials & construction (0.5%)
American Standard          14,000     74,100      10,900      99,000(b)     1,486,800   7,869,420   1,157,580    10,513,800

Cable (0.7%)
EchoStar Communications
  Cl A                     25,400    134,500      19,800     179,700(b)       927,100   4,909,250     722,700     6,559,050
NTL                        15,369     81,500      12,000     108,869(b)     1,019,579   5,406,710     796,080     7,222,369
Total                                                                       1,946,679  10,315,960   1,518,780    13,781,419

Cellular telecommunications (0.5%)
Nextel Communications
  Cl A                     57,400    304,800      45,000     407,200(b)     1,514,786   8,043,672   1,187,550    10,746,008

Chemicals (1.5%)
Dow Chemical               54,645    289,800      42,700     387,145        2,292,358  12,157,110   1,791,265    16,240,733
Lyondell Chemical         122,892    652,750      96,200     871,842        2,106,369  11,188,135   1,648,868    14,943,372
Total                                                                       4,398,727  23,345,245   3,440,133    31,184,105

Computer hardware (4.8%)
Cisco Systems             217,400  1,154,500     170,200   1,542,100(b)     5,574,136  29,601,380   4,363,928    39,539,444
Dell                      113,700    604,000      89,100     806,800(b)     3,805,539  20,215,880   2,982,177    27,003,596
Hewlett-Packard           179,300    952,300     140,400   1,272,000        4,265,547  22,655,217   3,340,116    30,260,880
NVIDIA                     30,200    160,600      23,600     214,400(b)       671,950   3,573,350     525,100     4,770,400
Total                                                                      14,317,172  76,045,827  11,211,321   101,574,320

See accompanying notes to combined investments in securities.


--------------------------------------------------------------------------------
7   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

Common stocks (continued)

                         Shares       Shares       Shares     Shares      Value(a)        Value(a)     Value(a)        Value(a)
                       AXP Large   AXP Blue Chip Aggressive               AXP Large    AXP Blue Chip  Aggressive
                       Cap Equity    Advantage     Growth    Pro Forma    Cap Equity      Advantage     Growth         Pro Forma
Issuer                    Fund         Fund       Portfolio  Combined       Fund            Fund       Portfolio       Combined
Computer software & services (4.4%)
Affiliated Computer
  Services Cl A            12,200     64,500       9,500      86,200(b)      $676,490   $3,576,525    $526,775   $4,779,790
BMC Software               38,100    202,400      29,800     270,300(b)       758,190    4,027,760     593,020    5,378,970
Investors Financial
  Services                 12,200     64,600       9,500      86,300          505,568    2,677,024     393,680    3,576,272
Microsoft                 315,200  1,674,500     246,900   2,236,600        8,715,280   46,299,925   6,826,785   61,841,990
Oracle                    120,800    641,900      94,700     857,400(b)     1,668,248    8,864,639   1,307,807   11,840,694
VERITAS Software           23,700    125,800      18,500     168,000(b)       778,782    4,133,788     607,910    5,520,480
Total                                                                      13,102,558   69,579,661  10,255,977   92,938,196

Electronics (4.3%)
Analog Devices             39,021    207,200      30,600     276,821        1,867,155    9,914,520   1,464,210   13,245,885
Applied Materials          40,600    216,200      31,900     288,700(b)       883,456    4,704,512     694,144    6,282,112
Intel                     189,100  1,004,200     148,000   1,341,300        5,786,460   30,728,520   4,528,800   41,043,780
Jabil Circuit              18,000     95,500      14,000     127,500(b)       532,800    2,826,800     414,400    3,774,000
KLA-Tencor                 26,300    140,000      20,600     186,900(b)     1,500,941    7,989,800   1,175,642   10,666,383
STMicroelectronics         53,000    281,900      41,500     376,400(c)     1,422,520    7,566,196   1,113,860   10,102,576
Taiwan Semiconductor
  Mfg ADR                  67,600    359,300      53,100     480,000(c)       755,768    4,016,974     593,658    5,366,400
Total                                                                      12,749,100   67,747,322   9,984,714   90,481,136

Energy (5.3%)
ChevronTexaco              49,100    260,700      38,400     348,200        4,239,785   22,511,445   3,315,840   30,067,070
ConocoPhillips             41,873    222,500      32,800     297,173        2,758,593   14,658,300   2,160,864   19,577,757
Devon Energy               25,500    135,600      20,000     181,100        1,439,730    7,655,976   1,129,200   10,224,906
Exxon Mobil               158,746    843,400     124,400   1,126,546        6,475,250   34,402,286   5,074,276   45,951,812
Newfield Exploration       16,800     89,100      13,100     119,000(b)       792,792    4,204,629     618,189    5,615,610
Total                                                                      15,706,150   83,432,636  12,298,369  111,437,155

Energy equipment & services (1.3%)
Halliburton                54,200    287,800      42,500     384,500        1,634,130    8,677,170   1,281,375   11,592,675
Noble                      40,400    215,200      31,700     287,300(b)     1,498,840    7,983,920   1,176,070   10,658,830
Weatherford Intl           19,400    103,200      15,200     137,800(b)       782,208    4,161,024     612,864    5,556,096
Total                                                                       3,915,178   20,822,114   3,070,309   27,807,601

Finance companies (5.1%)
Citigroup                 298,008  1,646,900     243,000   2,187,908       14,745,436   81,488,612  12,023,640  108,257,688

Financial services (4.9%)
Capital One Financial      18,500     98,200      14,500     131,200        1,314,980    6,980,056   1,030,660    9,325,696
Countrywide Financial      32,033    170,166      25,100     227,299        2,676,357   14,217,369   2,097,105   18,990,831
Fannie Mae                 96,797    514,200      75,800     686,797        7,463,049   39,644,820   5,844,180   52,952,049
MBNA                      116,927    620,600      91,600     829,127        3,152,352   16,731,376   2,469,536   22,353,264
Total                                                                      14,606,738   77,573,621  11,441,481  103,621,840

Health care products (16.2%)
Amgen                      64,900    344,700      50,800     460,400(b)     4,185,401   22,229,703   3,276,092   29,691,196
Baxter Intl                74,200    393,910      58,100     526,210        2,162,930   11,482,477   1,693,615   15,339,022
Boston Scientific          42,100    223,600      32,900     298,600(b)     1,717,259    9,120,644   1,341,991   12,179,894
Forest Laboratories        47,100    250,000      36,900     334,000(b)     3,508,479   18,622,500   2,748,681   24,879,660
Gilead Sciences            12,100     64,400       9,500      86,000(b)       663,927    3,533,628     521,265    4,718,820
Johnson & Johnson         127,200    675,750      99,700     902,650        6,795,024   36,098,564   5,325,974   48,219,562
Medtronic                  40,700    216,400      31,900     289,000        2,003,254   10,651,208   1,570,118   14,224,580
Merck & Co                 32,700    173,900      25,600     232,200        1,556,520    8,277,640   1,218,560   11,052,720
Novartis ADR               71,200    378,350      55,800     505,350(c)     3,214,680   17,082,503   2,519,370   22,816,553
Pfizer                    551,900  2,932,800     432,300   3,917,000       20,216,096  107,428,463  15,835,149  143,479,708
Teva Pharmaceutical
  Inds ADR                 12,200     65,300       9,600      87,100(c)       763,598    4,087,127     600,864    5,451,589
Wyeth                      34,300    182,100      26,800     243,200        1,404,585    7,456,995   1,097,460    9,959,040
Total                                                                      48,191,753  256,071,452  37,749,139  342,012,344

See accompanying notes to combined investments in securities.


--------------------------------------------------------------------------------
8   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

Common stocks (continued)
                         Shares       Shares       Shares     Shares      Value(a)        Value(a)     Value(a)        Value(a)
                       AXP Large   AXP Blue Chip Aggressive               AXP Large    AXP Blue Chip  Aggressive
                       Cap Equity    Advantage     Growth    Pro Forma    Cap Equity      Advantage     Growth         Pro Forma
Issuer                    Fund         Fund       Portfolio  Combined       Fund            Fund       Portfolio       Combined
Health care services (6.5%)
AmerisourceBergen          79,655    423,100      62,400     565,155       $4,385,008  $23,291,655  $3,435,120  $31,111,783
Anthem                     19,800    105,500      15,500     140,800(b)     1,619,244    8,627,790   1,267,590   11,514,624
Cardinal Health            56,400    299,300      44,200     399,900        3,615,804   19,188,123   2,833,662   25,637,589
Caremark Rx                30,100    159,800      23,600     213,500(b)       805,175    4,274,650     631,300    5,711,125
HCA                        37,000    196,500      29,000     262,500        1,661,300    8,822,850   1,302,100   11,786,250
McKesson                  242,666  1,289,100     190,100   1,721,866        7,129,527   37,873,758   5,585,138   50,588,423
Tenet Healthcare           24,300    128,900      19,000     172,200(b)       301,320    1,598,360     235,600    2,135,280
Total                                                                      19,517,378  103,677,186  15,290,510  138,485,074

Household products (5.1%)
Colgate-Palmolive         159,400    846,600     124,900   1,130,900        8,172,438   43,405,182   6,403,623   57,981,243
Procter & Gamble           70,658    375,400      55,400     501,458        7,142,111   37,945,432   5,599,832   50,687,375
Total                                                                      15,314,549   81,350,614  12,003,455  108,668,618

Insurance (5.1%)
ACE                        35,047    186,100      27,400     248,547(c)     1,521,741    8,080,462   1,189,708   10,791,911
Allstate                   74,800    397,400      58,600     530,800        3,400,408   18,065,804   2,663,956   24,130,168
American Intl Group        54,494    289,300      42,700     386,494        3,784,608   20,091,885   2,965,515   26,842,008
Chubb                      65,600    348,600      51,400     465,600        4,689,744   24,921,414   3,674,586   33,285,744
Hartford Financial
  Services Group           18,300     97,400      14,400     130,100        1,177,422    6,266,716     926,496    8,370,634
MBIA                       12,000     64,000       9,400      85,400          756,000    4,032,000     592,200    5,380,200
Total                                                                      15,329,923   81,458,281  12,012,461  108,800,665

Leisure time & entertainment (4.3%)
Mattel                    172,100    914,500     134,800   1,221,400        3,254,411   17,293,195   2,549,068   23,096,674
Viacom Cl B               239,200  1,270,700     187,400   1,697,300        9,639,760   51,209,210   7,552,220   68,401,190
Total                                                                      12,894,171   68,502,405  10,101,288   91,497,864

Machinery (0.8%)
Caterpillar                30,156    160,300      23,600     214,056        2,356,088   12,524,239   1,843,868   16,724,195

Media (6.9%)
Cendant                   444,435  2,360,300     348,200   3,152,935(b)    10,066,453   53,460,795   7,886,730   71,413,978
Disney (Walt)             248,200  1,318,900     194,500   1,761,600        5,956,800   31,653,600   4,668,000   42,278,400
InterActiveCorp            48,100    255,300      37,700     341,100(b)     1,558,440    8,271,720   1,221,480   11,051,640
Liberty Media Cl A        135,200    718,800     106,000     960,000(b)     1,573,728    8,366,832   1,233,840   11,174,400
Tribune                    29,400    156,200      23,100     208,700        1,504,986    7,995,878   1,182,489   10,683,353
Total                                                                      20,660,407  109,748,825  16,192,539  146,601,771

Multi-industry (3.9%)
Accenture Cl A             32,500    172,800      25,400     230,700(b,c)     769,275    4,090,176     601,218    5,460,669
General Electric          186,850    992,206     146,400   1,325,456        6,283,766   33,367,888   4,923,432   44,575,086
ITT Inds                    9,800     52,300       7,700      69,800          730,492    3,898,442     573,958    5,202,892
Tyco Intl                 143,000    759,900     112,000   1,014,900(c)     3,825,250   20,327,325   2,996,000   27,148,575
Total                                                                      11,608,783   61,683,831   9,094,608   82,387,222

Paper & packaging (0.9%)
Avery Dennison             30,600    162,550      24,000     217,150        1,902,096   10,104,108   1,491,840   13,498,044
Weyerhaeuser               11,500     60,800       9,000      81,300(b)       706,790    3,736,768     553,140    4,996,698
Total                                                                       2,608,886   13,840,876   2,044,980   18,494,742

Precious metals (0.7%)
Freeport McMoRan
  Copper & Gold Cl B       54,441    289,500      42,600     386,541        2,006,695   10,670,970   1,570,236   14,247,901

Retail -- general (1.8%)
Best Buy                   62,800    333,500      49,250     445,550        3,164,492   16,805,065   2,481,708   22,451,265
Wal-Mart Stores            41,100    218,400      32,200     291,700        2,213,235   11,760,840   1,733,970   15,708,045
Total                                                                       5,377,727   28,565,905   4,215,678   38,159,310

See accompanying notes to combined investments in securities.


--------------------------------------------------------------------------------
9   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

Common stocks (continued)

                         Shares       Shares       Shares     Shares      Value(a)        Value(a)     Value(a)        Value(a)
                       AXP Large   AXP Blue Chip Aggressive               AXP Large    AXP Blue Chip  Aggressive
                       Cap Equity    Advantage     Growth    Pro Forma    Cap Equity      Advantage     Growth         Pro Forma
Issuer                    Fund         Fund       Portfolio  Combined       Fund            Fund       Portfolio       Combined

Utilities -- electric (0.5%)
Exelon                     11,029     58,900       8,700      78,629       $738,722     $3,945,122     $582,726       $5,266,570
FirstEnergy                20,500    108,700      16,000     145,200        769,160      4,078,424      600,320        5,447,904
Total                                                                     1,507,882      8,023,546    1,183,046       10,714,474

Total common stocks

(Cost: $2,021,641,426)                                                 $295,605,281 $1,573,377,390 $232,011,878   $2,100,994,549

Short-term securities (1.0%)

                     Annualized      Amount        Amount         Amount
                    yield on date    payable       payable        payable
                     of purchase   at maturity   at maturity    at maturity  Value(a)      Value(a)      Value(a)      Value(a)
                                   AXP Large    AXP Blue Chip   Aggressive   AXP Large  AXP Blue Chip   Aggressive
                                   Cap Equity     Advantage       Growth     Cap Equity    Advantage      Growth       Pro Forma
Issuer                                Fund          Fund         Portfolio     Fund          Fund        Portfolio     Combined

U.S. government agencies (0.5%)
Federal Home Loan Mtge Corp Disc Nts
  03/04/04              1.01%      $2,000,000           $--         $--   $1,998,173            $--             --     $1,998,173
  04/06/04              1.03        1,700,000            --          --    1,696,947             --             --      1,696,947
Federal Natl Mtge Assn Disc Nts
  02/19/04              1.07        2,500,000            --          --    2,498,616             --             --      2,498,616
  04/28/04              1.01               --     3,200,000          --           --      3,192,278             --      3,192,278
                                                                           6,193,736      3,192,278             --      9,386,014

Commercial paper (0.5%)
Fleet Funding
  02/06/04              1.09               --     2,500,000          --           --      2,499,461             --      2,499,461
General Electric Capital
  02/02/04              1.02        1,600,000            --          --    1,599,864             --             --      1,599,864
Household Finance
  02/02/04              1.02               --     7,200,000          --           --      7,199,389             --      7,199,389
Total commercial paper                                                     1,599,864      9,698,850             --     11,298,714

Total short-term securities
(Cost: $20,684,672)                                                       $7,793,600    $12,891,128             --    $20,684,728

Total investments in securities (prior to pro forma adjustments)
(Cost: $2,042,326,098)(d)                                               $303,398,881 $1,586,268,518   $232,011,878 $2,121,679,277

Pro forma adjustments(e)                                                          --             --        (68,485)       (68,485)

Total investments in securities (after pro forma adjustments)
(Cost: $2,042,261,946)(e)                                               $303,398,881 $1,586,268,518   $231,943,393 $2,121,610,792

See accompanying notes to combined investments in securities.


--------------------------------------------------------------------------------
10   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

Notes to combined investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements in the annual report.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2004, the value of foreign securities represented 4.3% of net assets.

(d) At Jan. 31, 2004, the approximate cost of securities for federal income tax purposes and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                 AXP Large Cap    AXP Blue Chip     Aggressive       Pro forma     Pro forma
                                                  Equity Fund    Advantage Fund  Growth Portfolio   adjustments    Combined
     Cost of securities for federal
       income tax purposes:                       $283,769,000  $1,541,788,000     $216,769,000     $(64,000)   $2,042,262,000

     Unrealized appreciation                      $ 21,748,000  $   78,605,000     $ 18,350,000     $     --    $  118,703,000
     Unrealized depreciation                        (2,118,000)    (34,125,000)      (3,107,000)      (4,000)      (39,354,000)
                                                    ----------     -----------       ----------       ------       -----------
     Net unrealized appreciation/depreciation     $ 19,630,000  $   44,480,000     $ 15,243,000     $ (4,000)   $   79,349,000
                                                  ------------  --------------     ------------     --------    --------------

(e) To reflect the portion of the Aggressive Growth Portfolio net assets not owned by AXP Research Opportunities Fund. (Cost decreased $64,152).


--------------------------------------------------------------------------------
11   --   AXP Growth Series, Inc. -- AXP Large Cap Equity Fund

                                                              S-6303-20 A (4/04)

PART C.   OTHER INFORMATION

Item 15.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16.  Exhibits.

(1)(a)    Articles of  Incorporation,  as amended  November 10,  1988,  filed as
          Exhibit 1 to Post-Effective Amendment No. 38 to Registration Statement No. 2-38355, are incorporated by reference.

(1)(b)    Articles of Amendment to the Articles of  Incorporation,  dated
          June 16, 1999, filed electronically as Exhibit (a)(2) to Post-Effective Amendment No. 67 to Registration Statement No. 2-38355, are incorporated by reference.

(1)(c)    Articles of Amendment to the Articles of  Incorporation,  dated
          November  14,  2002,  filed   electronically   as  Exhibit  (a)(3)  to
          Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(2) By-laws, as amended January 11, 2001 filed electronically as Exhibit (b) to Post-Effective Amendment No. 67 to Registration Statement No. 2-38355, are incorporated by reference.

(3)       Not applicable.

(4) Form of Agreement and Plan of Reorganization is included herein as Exhibit A of this Registration Statement.

(5)       Not applicable.

(6)(a) Investment Management Services Agreement dated January 10, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Corporation filed electronically as Exhibit
          (d)(4) to Post-Effective Amendment No. 69 to Registration Statement No. 2-38355 filed on or about March 21, 2002 is incorporated by reference.

(6)(b) Amendment to Investment Management Services Agreement dated June 3, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and
          American  Express  Financial   Corporation  filed  electronically as
          Exhibit (d)(7) to Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference.

(6)(c) Investment Management Services Agreement, dated December 1, 2002, between Registrant on behalf of AXP Large Cap Equity Fund and AXP Large Cap Value Fund and American Express Financial Corporation, filed electronically as Exhibit (d)(11) to Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(7) Distribution Agreement dated January 10, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Advisors, Inc. filed electronically as Exhibit (e)(2) to Post-Effective Amendment No. 69 to Registration Statement No. 2-38355 filed on or about March 21, 2002 is incorporated by reference.

(8) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(9)(a) Custodian Agreement dated January 10, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Trust Company filed electronically as Exhibit (g)(7) to Post-Effective Amendment No. 69 to Registration Statement No. 2-38355 filed on or about March 21, 2002 is incorporated by reference.

(9)(b) Custodian Agreement dated May 13, 1999 between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33, File No. 2-93745 filed on or about May 24, 1999.

(9)(c) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(d) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(e) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(f) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc.
          Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(10)(a) Plan and Agreement of Distribution For Class C Shares dated January 10, 2002, between Registrant on behalf of AXP Large Cap Equity Fund, and American Express Financial Advisors, Inc. filed electronically as Exhibit (m)(4) to Post-Effective Amendment No. 69 to Registration Statement No. 2-38355, filed on or about March 21, 2002 is incorporated by reference.

(10)(b) Rule 18f-3 Plan dated March 9, 2000, as Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586, filed on or about June 26, 2000, is incorporated by reference.

(11) Opinion and Consent of Counsel as to the legality of the securities being registered is filed electronically herewith.

(12)      Tax opinion to be filed by amendment.

(13)(a) Administrative Services Agreement dated January 10, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Corporation filed electronically as Exhibit (h)(12) to Post-Effective Amendment No. 69 to Registration Statement No. 2-38355 filed on or about March 21, 2002 is incorporated by reference.

(13)(b) Amendment to Administrative Services Agreement dated June 3, 2002, between AXP Growth Series, Inc. on behalf of AXP Large Cap Equity Fund and American Express Financial Corporation filed electronically as Exhibit (h)(7) to Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference.

(13)(c) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(13)(d)   Class Y  Shareholder  Service  Agreement  dated  January  10,  2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Advisors Inc. filed electronically as Exhibit (h)(13) to Post-Effective Amendment No. 69 to Registration Statement No. 2-38355, filed on or about March 21, 2002 is incorporated by reference.

(13)(e) Transfer Agency Agreement, dated May 1, 2003 between Registrant on behalf of AXP Growth Fund, AXP Large Cap Equity Fund, AXP Large Cap Value Fund, AXP Quantitative Large Cap Equity Fund and AXP Research Opportunities Fund and American Express Client Service Corporation, filed electronically as Exhibit (h)(20) to Post-Effective Amendment No. 75 to Registration Statement No. 2-38355, is incorporated by reference.

(13)(f) Class I Shares Transfer Agency Agreement between the American Express Funds and American Express Client Service Corporation, dated Nov. 13, 2003, filed electronically on or about Nov. 25, 2003 as Exhibit
          (h)(9), is incorporated by reference to AXP Stock Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-11358.

(14)(a) Independent Auditors' Consent as to AXP Growth Series, Inc. is filed electronically herewith.

(14)(b) Independent Auditors' Consent as to AXP Market Advantage Series, Inc. is filed electronically herewith.

(15)      Financial Statements: Not Applicable.

(16)(a) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated January 7, 2004, filed electronically as Exhibit
          (16)(a) to this Registration Statement on or about Feb. 2, 2004 is incorporated by reference.

(16)(b) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) to Post-Effective Amendment No. 69 to Registration Statement No. 2-38355, filed on or about March 21, 2002 is incorporated by reference.

(16)(c) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Sept. 17, 2002, filed electronically as Exhibit
          (q)(3) to Post-Effective Amendment No. 72 to Registration Statement No. 2-38355, filed on or about Sept. 27, 2002 is incorporated by reference.

(17)(a) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(17)(b) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated January 2, 2004, filed electronically on or about January 12, 2004, as Exhibit (p)(2) to AXP Discovery Series, Inc.'s Post-Effective Amendment No. 47 to Registration Statement No. 2-72174 is incorporated by reference.

(17)(c) Prospectus, dated Sept. 29, 2003, for AXP Large Cap Equity Fund filed electronically as Exhibit (17)(c) to this Registration Statement on or about Feb. 2, 2004, is incorporated by reference.

(17)(d) Statement of Additional Information, dated Sept. 29, 2003, for AXP Large Cap Equity Fund filed electronically as Exhibit (17)(d) to this Registration Statement on or about Feb. 2, 2004, is incorporated by reference.

(17)(e) Annual Report, dated Sept. 29, 2003 for the period ended July 31, 2003, for AXP Large Cap Equity Fund is filed electronically herewith.

(17)(f) Prospectus, dated March 31, 2004, for AXP Blue Chip Advantage Fund is filed electronically herewith.

(17)(g) Statement of Additional Information, dated March 31, 2004, for AXP Blue Chip Advantage Fund is filed electronically herewith.

(17)(h) Annual Report, dated March 31, 2004, for the period ended Jan. 31, 2004, for AXP Blue Chip Advantage Fund is filed electronically herewith.

(17)(i) Semiannual Report, dated Jan. 31, 2004 for the same period ended, for AXP Large Cap Equity Fund is filed electronically herewith.

(17)(j) Prospectus, dated Sept. 29, 2003, for AXP Research Opportunities Fund filed electronically as Exhibit (17)(j) to this Registration Statement on or about Feb. 2, 2004, is incorporated by reference.

(17)(k) Statement of Additional Information, dated Sept. 29, 2003, for AXP Research Opportunities Fund filed electronically as Exhibit (17)(k) to this Registration Statement on or about Feb. 2, 2004, is incorporated by reference.

(17)(l) Annual Report, dated Sept. 29, 2003 for the period ended July 31, 2003, for AXP Research Opportunities Fund is filed electronically herewith.

(17)(m) Prospectus Supplement, dated Jan. 20, 2004, for AXP Large Cap Equity Fund, AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund filed electronically as Exhibit (17)(m) to this Registration Statement on or about Feb. 2, 2004, is incorporated by reference.

(17)(n)   Prospectus Supplement, dated Nov. 19, 2003, for AXP Blue Chip
          Advantage   Fund   and   AXP   Research   Opportunities   Fund   filed
          electronically as Exhibit (17)(n) to this Registration Statement on or about Feb. 2, 2004, is incorporated by reference.

(17)(o) Semiannual Report, dated Jan. 31, 2004, for the same period ended, for AXP Research Opportunities Fund is filed electronically herewith.

Item 17. Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file by Post-Effective Amendment an Opinion of Counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                    SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the city of Minneapolis, and State of Minnesota on the 25th day of March, 2004.

AXP GROWTH SERIES, INC.


By /s/   Paula R. Meyer
   ----------------------
         Paula R. Meyer, President


By /s/   Jeffrey P. Fox
   ---------------------
         Jeffrey P. Fox, Treasurer


As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of March, 2004.

Signature                                            Capacity

/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
----------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser*                              Director
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter*                                Director
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Alan G. Quasha*
----------------------                               Director
     Alan G. Quasha

Signature                                            Capacity


/s/  Stephen W. Roszell*                             Director
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott

* Signed pursuant to Directors' Power of Attorney, dated January 7, 2004, filed electronically on or about Feb. 2, 2004, as Exhibit (16)(a) to this Registration Statement, by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg